                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130789

** BSCMS 2007-TOP28 **  $1.76Bn Fixed Rate CMBS
Co-Lead Bookrunning Managers: Bear Stearns, Morgan Stanley
Rating Agencies: S&P, Fitch, DBRS

Collateral:
 - Loan Sellers: Morgan Stanley (41.2%), Bear Stearns (32.5%),
                 Wells Fargo (13.3%), Principal (13.0%)
 - 209 loans / 217 properties
 - 59.3% LTV / 55.0% Balloon LTV
 - 1.60x DSCR / 1.50x DSCR after IO
 - CA 15.4%, OH 10.9%, NJ 10.1%, NY 6.7%
 - Retail 51.0%, Office 20.8%, Ind 8.2%, MF 5.7%, Hotel 4.7%
 - 22.8% Investment Grade Loans
 - Top 5 Loans: 28.1%  /  Top 10 Loans: 36.6%

Structure:
 CL     SIZE($MM)    S&P/FITCH/DBRS         C/E        A/L     PRIN WIN
 A1       78.5       AAA/AAA/AAA          27.000%      3.39      1-57
 A2       63.2       AAA/AAA/AAA          27.000%      4.84     57-60
 A3       79.8       AAA/AAA/AAA          27.000%      6.72     80-84
 AAB      76.4       AAA/AAA/AAA          27.000%      7.26     60-110
 A4      841.7       AAA/AAA/AAA          27.000%      9.75    110-119
 A1A     146.1       AAA/AAA/AAA          27.000%     *** NOT OFFERED ***
 AM      176.1       AAA/AAA/AAA          17.000%      9.88    119-119
 AJ      114.5       AAA/AAA/AAA          10.500%      9.90    119-120
*B        30.8       AA/AA/AA              8.750%      9.96    120-120
*C        15.4       AA-/AA-/AA(low)       7.875%      9.96    120-120
*D        28.6       A/A/A                 6.250%      9.96    120-120
*E        22.0       A-/A-/A(low)          5.000%      9.96    120-120
*F        17.6       BBB+/BBB+/BBB(high)   4.000%      9.96    120-120
*G        19.8       BBB/BBB/BBB           2.875%      9.96    120-120
*H        15.4       BBB-/BBB-/BBB(low)    2.000%      9.96    120-120
*X     1,761.2**     AAA/AAA/AAA            N/A        N/A      N/A

*  Subject to rule 144A
** Notional Amount

Expected Timing:
- Termsheet & Appendix:      Attached
- Electronic Reds:           Later Today
- Hardcopy Reds:             Wednesday, Oct 3
- Launch & Price:            Week of Oct 8
- Settlement:                Thursday, Oct 25

Roadshow Schedule:
 - New York 1-on-1s:         Tues - Wed   Oct 2-3
 - Hartford Breakfast        Thurs, Oct 4  -  8:30am at The Goodwin Hotel
 - Boston Lunch:             Thurs, Oct 4  - 12:30pm at Bear Stearns office
 - Minneapolis Breakfast:    Fri, Oct 5 -  7:30am at The Marquette Hotel
 - Chicago Lunch:            Fri, Oct 5 - 12:30pm at Morgan Stanley office

 - Group Conference Call:    Thurs, Oct 4 - 3:00pm (EST)
            Dial-In:         866-814-1918
            Passcode:        TOP28 Global

** Call the desk to schedule Meetings & Conf Calls **

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, this communication relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),

(2) no representation that these materials are accurate or complete and may not be updated, or

(3) these materials possibly being confidential,

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

--------------------------------------------------------------------------------
For informational purposes only; not Bear Stearns (BSC) research product; not a recommendation, offer or solicitation of any security.
BSC may have underwritten, have positions, effect trades or make markets in the securities. Data is as of this date; no obligation to update.
Data from sources believed reliable; accuracy not guaranteed and subject to change without notice. Securities may not be suitable for all;
contact your BSC rep for further info. Trade recaps for your information at your request; not a confirmation. Discrepancies governed by the confirmation. BSC not responsible for your use of this information. BSC a member of the NYSE. NASD and SIPC. Copyright Bear, Stearns & Co. Inc.

********************************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
********************************************************************************

-------------------------------------------------------------------------------
For informational purposes only; not Bear Stearns (BSC) research product; not a recommendation, offer or solicitation of any security. BSC may have underwritten, have positions, effect trades or make markets in the securities.
Data is as of this date; no obligation to update. Data from sources believed reliable; accuracy not guaranteed and subject to change without notice.
Securities may not be suitable for all; contact your BSC rep for further info.
Trade recaps for your information at your request; not a confirmation.
Discrepancies governed by the confirmation. BSC not responsible for your use of this information. BSC a member of the NYSE. NASD and SIPC. Copyright Bear,
Stearns & Co. Inc.

** BSCMS 2007-TOP28 **  $1.76Bn Fixed Rate CMBS
Co-Lead Bookrunning Managers: Bear Stearns, Morgan Stanley
Rating Agencies: S&P, Fitch, DBRS

Collateral:
 - Loan Sellers: Morgan Stanley (41.2%), Bear Stearns (32.5%),
                 Wells Fargo (13.3%), Principal (13.0%)
 - 209 loans / 217 properties
 - 59.3% LTV / 55.0% Balloon LTV
 - 1.60x DSCR / 1.50x DSCR after IO
 - CA 15.4%, OH 10.9%, NJ 10.1%, NY 6.7%
 - Retail 51.0%, Office 20.8%, Ind 8.2%, MF 5.7%, Hotel 4.7%
 - 22.8% Investment Grade Loans
 - Top 5 Loans: 28.1%  /  Top 10 Loans: 36.6%

Structure:
 CL    SIZE($MM)   S&P/FITCH/DBRS        C/E      A/L     PRIN WIN
 A1      78.5      AAA/AAA/AAA         27.000%    3.39      1-57
 A2      63.2      AAA/AAA/AAA         27.000%    4.84     57-60
 A3      79.8      AAA/AAA/AAA         27.000%    6.72     80-84
 AAB     76.4      AAA/AAA/AAA         27.000%    7.26     60-110
 A4     841.7      AAA/AAA/AAA         27.000%    9.75    110-119
 A1A    146.1      AAA/AAA/AAA         27.000%   *** NOT OFFERED ***
 AM     176.1      AAA/AAA/AAA         17.000%    9.88    119-119
 AJ     114.5      AAA/AAA/AAA         10.500%    9.90    119-120
*B       30.8      AA/AA/AA             8.750%    9.96    120-120
*C       15.4      AA-/AA-/AA(low)      7.875%    9.96    120-120
*D       28.6      A/A/A                6.250%    9.96    120-120
*E       22.0      A-/A-/A(low)         5.000%    9.96    120-120
*F       17.6      BBB+/BBB+/BBB(high)  4.000%    9.96    120-120
*G       19.8      BBB/BBB/BBB          2.875%    9.96    120-120
*H       15.4      BBB-/BBB-/BBB(low)   2.000%    9.96    120-120
*X    1,761.2**    AAA/AAA/AAA           N/A       N/A      N/A

*  Subject to rule 144A
** Notional Amount

Expected Timing:
- Termsheet & Appendix:      Delivered
- Electronic Reds:           Attached
- Hardcopy Reds:             Wednesday, Oct 3
- Launch & Price:            Week of Oct 8
- Settlement:                Thursday, Oct 25

Roadshow Schedule:
 - New York 1-on-1s:         Tues - Wed   Oct 2-3
 - Hartford Breakfast        Thurs, Oct 4  -  8:30am at The Goodwin Hotel
 - Boston Lunch:             Thurs, Oct 4  - 12:30pm at Bear Stearns office
 - Minneapolis Breakfast:    Fri, Oct 5 -  7:30am at The Marquette Hotel
 - Chicago Lunch:            Fri, Oct 5 - 12:30pm at Morgan Stanley office

 - Group Conference Call:    Thurs, Oct 4 - 3:00pm (EST)
            Dial-In:         866-814-1918
            Passcode:        TOP28 Global

** Call the desk to schedule Meetings & Conf Calls **

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, this communication relating to:

(1) these materials not constituting an offer (or a solicitation of an offer),

(2) no representation that these materials are accurate or complete and may not be updated, or

(3) these materials possibly being confidential,

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

--------------------------------------------------------------------------------
For informational purposes only; not Bear Stearns (BSC) research product; not a recommendation, offer or solicitation of any security. BSC may have underwritten, have positions, effect trades or make markets in the securities.
Data is as of this date; no obligation to update. Data from sources believed reliable; accuracy not guaranteed and subject to change without notice.
Securities may not be suitable for all; contact your BSC rep for further info.
Trade recaps for your information at your request; not a confirmation.
Discrepancies governed by the confirmation. BSC not responsible for your use of this information. BSC a member of the NYSE. NASD and SIPC. Copyright Bear,
Stearns & Co. Inc.

********************************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
********************************************************************************

--------------------------------------------------------------------------------
For informational purposes only; not Bear Stearns (BSC) research product; not a recommendation, offer or solicitation of any security.
BSC may have underwritten, have positions, effect trades or make markets in the securities. Data is as of this date; no obligation to update.
Data from sources believed reliable; accuracy not guaranteed and subject to change without notice. Securities may not be suitable for all;
contact your BSC rep for further info. Trade recaps for your information at your request; not a confirmation. Discrepancies governed by the confirmation. BSC not responsible for your use of this information. BSC a member of the NYSE. NASD and SIPC. Copyright Bear, Stearns & Co. Inc.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************

-------------------------------------------------------------------------------
For informational purposes only; not Bear Stearns (BSC) research product; not a recommendation, offer or solicitation of any security. BSC may have underwritten, have positions, effect trades or make markets in the securities.
Data is as of this date; no obligation to update. Data from sources believed reliable; accuracy not guaranteed and subject to change without notice.
Securities may not be suitable for all; contact your BSC rep for further info.
Trade recaps for your information at your request; not a confirmation.
Discrepancies governed by the confirmation. BSC not responsible for your use of this information. BSC a member of the NYSE. NASD and SIPC. Copyright Bear,
Stearns & Co. Inc.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

2)

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the "Statement Regarding Assumptions and
Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets, remittance reports and trustee statements).
Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates.
We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to
ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

3)

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF, OR
ATTACHED TO, THIS EMAIL COMMUNICATION RELATING TO

(1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER),

(2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT
BE UPDATED OR

(3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL

ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS,
DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF
THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

ISSUER:   BEAR STEARNS COML MTG SECS TR 2007-TOP28

CUSIP NUMBER:
073945 AA5
ISIN NUMBER:
US073945AA52
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL A-1

CUSIP NUMBER:
073945 AB3
ISIN NUMBER:
US073945AB36
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL A-2

CUSIP NUMBER:
073945 AC1
ISIN NUMBER:
US073945AC19
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL A-3

CUSIP NUMBER:
073945 AD9
ISIN NUMBER:
US073945AD91
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL A-AB

CUSIP NUMBER:
073945 AE7
ISIN NUMBER:
US073945AE74
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL A-4

CUSIP NUMBER:
073945 AF4
ISIN NUMBER:
US073945AF40
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL A-1A

CUSIP NUMBER:
073945 AG2
ISIN NUMBER:
US073945AG23
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL A-M

CUSIP NUMBER:
073945 AH0
ISIN NUMBER:
US073945AH06
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL A-J

CUSIP NUMBER:
073945 AJ6
ISIN NUMBER:
US073945AJ61
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL B 144A

CUSIP NUMBER:
073945 AK3
ISIN NUMBER:
US073945AK35
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL B ACCD INV

CUSIP NUMBER:
073945 AL1
ISIN NUMBER:
US073945AL18
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL C 144A

CUSIP NUMBER:
073945 AM9
ISIN NUMBER:
US073945AM90
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL C ACCD INV

CUSIP NUMBER:
073945 AN7
ISIN NUMBER:
US073945AN73
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL D 144A

CUSIP NUMBER:
073945 AP2
ISIN NUMBER:
US073945AP22
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL D ACCD INVS

CUSIP NUMBER:
073945 AQ0
ISIN NUMBER:
US073945AQ05
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL E 144A

CUSIP NUMBER:
073945 AR8
ISIN NUMBER:
US073945AR87
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL E ACCD INVS

CUSIP NUMBER:
073945 AS6
ISIN NUMBER:
US073945AS60
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL F 144A

CUSIP NUMBER:
073945 AT4
ISIN NUMBER:
US073945AT44
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL F ACCD INVS

CUSIP NUMBER:
073945 AU1
ISIN NUMBER:
US073945AU17
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL G 144A

CUSIP NUMBER:
073945 AV9
ISIN NUMBER:
US073945AV99
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL G ACCD INVS

CUSIP NUMBER:
073945 AW7
ISIN NUMBER:
US073945AW72
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL H 144A

CUSIP NUMBER:
073945 AX5
ISIN NUMBER:
US073945AX55
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL H ACCD INVS

CUSIP NUMBER:
073945 AY3
ISIN NUMBER:
US073945AY39
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL J 144A

CUSIP NUMBER:
073945 AZ0
ISIN NUMBER:
US073945AZ04
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL J ACCD INVS

CUSIP NUMBER:
073945 BA4
ISIN NUMBER:
US073945BA44
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL K 144A

CUSIP NUMBER:
073945 BB2
ISIN NUMBER:
US073945BB27
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL K ACCD INVS

CUSIP NUMBER:
073945 BC0
ISIN NUMBER:
US073945BC00
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL L 144A

CUSIP NUMBER:
073945 BD8
ISIN NUMBER:
US073945BD82
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL L ACCD INVS

CUSIP NUMBER:
073945 BE6
ISIN NUMBER:
US073945BE65
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL M 144A

CUSIP NUMBER:
073945 BF3
ISIN NUMBER:
US073945BF31
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL M ACCD INVS

CUSIP NUMBER:
073945 BG1
ISIN NUMBER:
US073945BG14
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL N 144A

CUSIP NUMBER:
073945 BH9
ISIN NUMBER:
US073945BH96
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL N ACCD INVS

CUSIP NUMBER:
073945 BJ5
ISIN NUMBER:
US073945BJ52
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL O 144A

CUSIP NUMBER:
073945 BK2
ISIN NUMBER:
US073945BK26
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL O ACCD INVS

CUSIP NUMBER:
073945 BL0
ISIN NUMBER:
US073945BL09
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL P 144A

CUSIP NUMBER:
073945 BM8
ISIN NUMBER:
US073945BM81
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL P ACCD INVS

CUSIP NUMBER:
073945 BN6
ISIN NUMBER:
US073945BN64
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL X 144A

CUSIP NUMBER:
073945 BP1
ISIN NUMBER:
US073945BP13
ISSUE DESCRIPTION:
MTG PASS THRU CTF CL X ACCD INVS

 BEAR
STEARNS                                                          Morgan Stanley

                                  ------------
                                      TOP28
                                  ------------

                                 $1,576,294,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR

                  MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                      PRINCIPAL COMMERCIAL FUNDING II, LLC
                      AS SPONSORS AND MORTGAGE LOAN SELLERS

                         -------------------------------
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28
                         -------------------------------
                                OCTOBER 1, 2007

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY

CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

--------------------------------------------------------------------------------
                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
--------------------------------------------------------------------------------

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

TRANSACTION FEATURES

o     Sellers:

---------------------------------------------------------------------------------------------------
                                                   NO. OF     NO. OF      CUT-OFF DATE       % OF
SELLERS                                            LOANS    PROPERTIES    BALANCE ($)        POOL
---------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Holdings LLC          52         53         724,874,655       41.2
Bear Stearns Commercial Mortgage, Inc.                60         65         573,095,548       32.5
Wells Fargo Bank, National Association                64         66         234,942,540       13.3
Principal Commercial Funding II, LLC                  33         33         228,309,785       13.0
---------------------------------------------------------------------------------------------------
 TOTAL:                                              209        217       1,761,222,528      100.0
---------------------------------------------------------------------------------------------------

o     Loan Pool:

      o     Average Cut-off Date Balance: $8,426,902

      o     Largest Mortgage Loan by Cut-off Date Balance: $170,000,000

      o     Five largest and ten largest loans: 28.1% and 36.6% of pool, respectively

o     Credit Statistics:

      o     Weighted average debt service coverage ratio of 1.60x

      o     Weighted average post IO debt service coverage ratio of 1.50x

      o     Weighted average current loan-to-value ratio of 59.3%; weighted average balloon loan-to-value ratio of 55.0%

o     Property Types:

                               [PIE CHART OMITTED]

            Retail                                         51.0%
            Office                                         20.8%
            Industrial                                      8.2%
            Multifamily                                     5.7%
            Hospitality                                     4.7%
            Mixed Use                                       3.5%
            Self Storage                                    2.8%
            Manufactured Housing Community                  2.1%
            Other                                           1.2%

Notes: "Other" property types consist of Theater and Leased Fee.

o     Call Protection: (as applicable)

      o     56.1% of the pool (124 loans) has a lockout period ranging from 24 to 35 payments from origination, then defeasance provisions.

      o     21.1% of the pool (65 loans) has a lockout period ranging from 23 to
            60 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.

      o     9.7% of the pool (1 loan) has a lockout period of 5 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permits defeasance no earlier than two years following last securitization of any part of the related mortgage financing.

      o     8.5% of the pool (5 loans) has no lockout period and permits prepayment with the greater of yield maintenance and a prepayment premium.

      o     4.6% of the pool (14 loans) has a lockout period ranging from 24 to
            35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permits defeasance no earlier than two years following securitization.

o     Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
      Agent in addition to detailed payment and delinquency information.
      Information provided by the Paying Agent is expected to be available at
      www.ctslink.com. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the
      Paying Agent's website.

o     Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

o     Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

                                      T-2

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

OFFERED CERTIFICATES

          APPROXIMATE                                                                   EXPECTED      APPROXIMATE
            INITIAL        APPROXIMATE                                                    FINAL         INITIAL       CERTIFICATE
          CERTIFICATE        CREDIT          RATINGS         AVERAGE     PRINCIPAL     DISTRIBUTION   PASS-THROUGH    PRINCIPAL TO
 CLASS   BALANCE(1)(2)      SUPPORT(3)   (FITCH/S&P/DBRS)   LIFE(4)(5)  WINDOW(4)(6)      DATE(4)        RATE(7)     VALUE RATIO(8)
-----------------------------------------------------------------------------------------------------------------------------------

  A-1      $  78,500,000       27.000%     AAA/AAA/AAA        3.39          1- 57         07/2012         [ ]%          43.27%
-----------------------------------------------------------------------------------------------------------------------------------
  A-2      $  63,150,000       27.000%     AAA/AAA/AAA        4.84         57- 60         10/2012         [ ]%          43.27%
-----------------------------------------------------------------------------------------------------------------------------------
  A-3      $  79,800,000       27.000%     AAA/AAA/AAA        6.72         80- 84         10/2014         [ ]%          43.27%
-----------------------------------------------------------------------------------------------------------------------------------
 A-AB      $  76,420,000       27.000%     AAA/AAA/AAA        7.26         60-110         12/2016         [ ]%          43.27%
-----------------------------------------------------------------------------------------------------------------------------------
  A-4      $ 841,681,000       27.000%     AAA/AAA/AAA        9.75         110-119        09/2017         [ ]%          43.27%
-----------------------------------------------------------------------------------------------------------------------------------
 A-1A      $ 146,141,000       27.000%     AAA/AAA/AAA        8.72          1-119         09/2017         [ ]%          43.27%
-----------------------------------------------------------------------------------------------------------------------------------
  A-M      $ 176,122,000       17.000%     AAA/AAA/AAA        9.88         119-119        09/2017         [ ]%          49.19%
-----------------------------------------------------------------------------------------------------------------------------------
  A-J      $ 114,480,000       10.500%     AAA/AAA/AAA        9.90         119-120        10/2017         [ ]%          53.05%
-----------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES(9)

         APPROXIMATE
          INITIAL
          CERTIFICATE                                                                      EXPECTED      APPROXIMATE   CERTIFICATE
         BALANCE OR                                                                          FINAL         INITIAL     PRINCIPAL TO
          NOTIONAL         APPROXIMATE          RATINGS         AVERAGE      PRINCIPAL   DISTRIBUTION   PASS-THROUGH      VALUE
 CLASS    AMOUNT(1)       CREDIT SUPPORT    (FITCH/S&P/DBRS)   LIFE(4)(5)  WINDOW(4)(6)     DATE(4)        RATE(7)       RATIO(8)
------------------------------------------------------------------------------------------------------------------------------------

 X(10)   $1,761,222,527        --             AAA/AAA/AAA           --          --            --         Variable Rate      --
------------------------------------------------------------------------------------------------------------------------------------
   B     $   30,821,000       8.750%            AA/AA/AA          9.96        120-120       10/2017         [ ]%          54.08%
------------------------------------------------------------------------------------------------------------------------------------
   C     $   15,411,000       7.875%        AA-/AA-/AA (low)      9.96        120-120       10/2017         [ ]%          54.60%
------------------------------------------------------------------------------------------------------------------------------------
   D     $   28,620,000       6.250%             A/A/A            9.96        120-120       10/2017         [ ]%          55.56%
------------------------------------------------------------------------------------------------------------------------------------
   E     $   22,015,000       5.000%         A-/A-/A (low)        9.96        120-120       10/2017         [ ]%          56.31%
------------------------------------------------------------------------------------------------------------------------------------
   F     $   17,612,000       4.000%      BBB+/BBB+/BBB (high)    9.96        120-120       10/2017         [ ]%          56.90%
------------------------------------------------------------------------------------------------------------------------------------
   G     $   19,814,000       2.875%          BBB/BBB/BBB         9.96        120-120       10/2017         [ ]%          57.56%
------------------------------------------------------------------------------------------------------------------------------------
   H     $   15,411,000       2.000%      BBB-/BBB-/BBB (low)     9.96        120-120       10/2017         [ ]%          58.08%
------------------------------------------------------------------------------------------------------------------------------------
 J - P   $   35,224,527        --                 --               --            --            --           --              --
------------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)   In the case of each such Class, subject to a permitted variance of plus or minus 5%.

        (2)   For purposes of making distributions to the Class A-1, Class A-2,
              Class A-3, Class A-AB, Class A-4, and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 183 mortgage loans, representing approximately 91.7% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 26 mortgage loans, representing approximately 8.3% of the aggregate principal balance of the mortgage loan pool as of the cut-off date. Loan
              Group 2 will include 100.0% of the aggregate principal balance of all the mortgage loans secured by multifamily properties and manufactured housing community properties and approximately 76.1%
              of the aggregate principal balance of all the mortgage loans secured by mixed use properties with a multifamily component.
              Generally, the Class A-1, Class A-2, Class A-3, Class A-AB, and
              Class A-4 certificates will only be entitled to receive
              distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balances of the Class A-1, Class A-2, Class A-3, Class A-AB, and
              Class A-4 certificates have been reduced to zero. However, on or after any distribution date on which the certificate principal balances of the Class A-M through Class P certificates have been reduced to zero, or the aggregate appraisal reduction is greater than the aggregate certificate principal balances of such classes, distributions of principal collected or advanced in respect of the entire mortgage loan pool will be distributed to the Class A-1,
              Class A-2, Class A-3, Class A-AB, Class A-4 and Class A-1A
              certificates, pro rata without regard to loan groups.

        (3)   The percentages indicated under the column "Approximate Credit
              Support" with respect to the Class A-1, A-2, A-3, A-AB, A-4 and
              A-1A Certificates represent the approximate credit support for the
              Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates in the
              aggregate.

        (4)   Based on the Structuring Assumptions, assuming 0% CPR, described in the Free Writing Prospectus, dated October 1, 2007, to
              accompany the Prospectus dated May 29, 2007 (the "Free Writing
              Prospectus").

        (5)   Average life is expressed in terms of years.

        (6)   Principal window is the period (expressed in terms of months and commencing with the month of November 2007) during which
              distributions of principal are expected to be made to the holders of each designated Class.

        (7)   The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F,
              G, H, J, K, L, M, N, O and P Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X Certificates will accrue interest at a variable rate as described herein.

        (8)   Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and the Certificate Balances of
              all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, A-2, A-3, A-AB, A-4 and A-1A
              Certificate Principal to Value Ratios are calculated based upon the aggregate of the Class A-1, A-2, A-3, A-AB, A-4 and A-1A
              Certificate Balances.

        (9)   Not offered pursuant to the Prospectus and Free Writing
              Prospectus. Certificates to be offered privately pursuant to Rule
              144A. Information provided herein regarding the characteristics of these certificates is provided only to enhance understanding of the offered certificates.

        (10)  The Class X Notional Amount is defined herein and in the Free
              Writing Prospectus.

                                       T-3

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

I. ISSUE CHARACTERISTICS

   Issue Type:                     Public: Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, and A-J (the "Offered
                                   Certificates")

                                   Private (Rule 144A): Classes X, B, C, D, E, F, G, H, J, K, L, M, N, O and P

   Securities Offered:             $1,576,294,000 monthly pay, multi-class, commercial mortgage REMIC Pass-Through
                                   Certificates, including eight principal and interest classes (Classes A-1, A-2, A-3,
                                   A-AB, A-4, A-1A, A-M, and A-J)

   Sellers:                        Morgan Stanley Mortgage Capital Holdings LLC, Bear Stearns Commercial Mortgage, Inc.,
                                   Wells Fargo Bank, National Association, and Principal Commercial Funding II, LLC

   Co-lead Bookrunning Managers:   Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated

   Master Servicer:                Wells Fargo Bank, National Association

   Primary Servicers:              Principal Global Investors, LLC (with respect to the individual loans sold by
                                   Principal Commercial Funding II, LLC); Wells Fargo Bank, National Association (with respect to the individual loans sold by it, Bear Stearns Commercial Mortgage, Inc., and Morgan Stanley Mortgage Capital Holdings LLC)

   Special Servicer:               Centerline Servicing Inc.

   Trustee:                        LaSalle Bank National Association

   Paying Agent and Registrar:     Wells Fargo Bank, National Association

   Cut-Off Date:                   October 1, 2007. For purposes of the information contained in this term sheet, scheduled payments due in October 2007 with respect to mortgage loans not having payment dates on the first day of each month have been deemed received on October 1,
                                   2007, not the actual day on which such scheduled payments were due.

   Expected Closing Date:          On or about October 25, 2007

   Determination Dates:            The 7th of each month (if the 7th is not a business day, the next succeeding business day), commencing in November 2007.

   Distribution Dates:             The 4th business day following the Determination Date in each month, commencing in
                                   November 2007.

   Advancing:                      The Master Servicer is required to advance delinquent monthly mortgage payments to the extent recoverable. If the Master Servicer determines that a previously made advance is not recoverable, the Master Servicer will reimburse itself from the
                                   Certificate Account for the amount of the advance, plus interest. The reimbursement will be taken first from principal distributable on the Certificates and then interest. The Master Servicer has discretion to defer to later periods any reimbursements that would be taken from interest on the Certificates.

   Minimum Denominations:          $25,000 for the Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, and A-J Certificates; with investments in excess of the minimum denominations made in multiples of $1.

   Settlement Terms:               DTC, Euroclear and Clearstream, same day funds, with accrued interest

   Legal/Regulatory Status:        Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, and A-J are expected to be eligible for exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

   Risk Factors:                   THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                   THE "RISK FACTORS" SECTION OF THE FREE WRITING PROSPECTUS AND THE "RISK FACTORS"
                                   SECTION OF THE PROSPECTUS.

                                       T-4

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

II. CLASS X CHARACTERISTICS

   Class X Notional Amount:        The Notional Amount of the Class X Certificates will be equal to the aggregate of the
                                   Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time.

   Class X Pass-Through Rate:      The Pass-Through Rate applicable to the Class X Certificates for each Distribution
                                   Date will equal the weighted average of the respective strip rates (the "Class X
                                   Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such
                                   Distribution Date). Each of those components will be comprised of all of the related class of the Principal Balance Certificates.

                                   For any Distribution Date, the applicable Class X Strip Rate with respect to each such component will equal the excess, if any, of (a) the Weighted Average Net
                                   Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such
                                   Distribution Date for the related class of Principal Balance Certificates. Under no circumstances will any Class X Strip Rate be less than zero.

                                       T-5

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

Yield Maintenance/Prepayment       On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges collected
Premium Allocation:                in respect of each Mortgage Loan included in Loan Group 1 during the related
                                   Collection Period will be distributed by the paying agent on the Classes of certificates as follows: to the holders of each of the Class A-1, Class A-2, Class
                                   A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
                                   Class F, Class G and Class H Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that
                                   Class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all Classes of certificates, except the
                                   Class A-1A Certificates, on that Distribution Date, (b) the Base Interest Fraction
                                   (as defined in the Free Writing Prospectus) for the related Principal Prepayment and that Class and (c) the amount of the Prepayment Premium or Yield Maintenance Charge collected in respect of such Principal Prepayment during the related Collection
                                   Period. Any Prepayment Premiums or Yield Maintenance Charges relating to a Mortgage
                                   Loan in Loan Group 1 and collected during the related Collection Period remaining after those distributions described above will be distributed to the holders of the
                                   Class X Certificates.

                                   On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges collected in respect of each Mortgage Loan included in Loan Group 2 during the related
                                   Collection Period will be distributed by the paying agent as follows: to the holders of the Class A-1A Certificates then entitled to distributions of principal on such
                                   Distribution Date, an amount equal to the product of (a) the Base Interest Fraction
                                   (as defined in the Free Writing Prospectus) for the related principal prepayment and the Class A-1A Certificates and (b) the amount of the Prepayment Premium or Yield
                                   Maintenance Charge collected in respect of such principal prepayment during the related Collection Period.

                                   Any Prepayment Premiums or Yield Maintenance Charges relating to a Mortgage Loan in
                                   Loan Group 2 and collected during the related Collection Period remaining after those distributions described above will be distributed to the holders of the Class X
                                   Certificates. Any Prepayment Premiums or Yield Maintenance Charges distributed to holders of a Class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related Principal Prepayments.

                                   The following is an example of the Prepayment Premium Allocation under (b) in the first paragraph above based on the information contained herein and the following assumptions:

                                   o    Two Classes of Certificates: Class A-2 and Class X

                                   o    The characteristics of the Mortgage Loan being prepaid are as follows:

                                        o    Loan Group:    1

                                        o    Mortgage Rate: 6.00%

                                        o    Maturity Date: 10 years

                                   o    The Discount Rate is equal to 4.50%

                                   o    The Class A-2 Pass-Through Rate is equal to 4.75%

                                                                 CLASS A-2 CERTIFICATES
                                   -----------------------------------------------------------------------------------
                                                                                                             YIELD
                                                                                                          MAINTENANCE
                                                     METHOD                            FRACTION           ALLOCATION
                                                                                    ---------------   ----------------
                                                                                      CLASS A-2            CLASS A-2
                                                                                    ---------------   ----------------

                                   (Class A-2 Pass-Through Rate - Discount Rate)     (4.75%-4.50%)          16.67%
                                   ---------------------------------------------     -------------
                                          (Mortgage Rate - Discount Rate)            (6.00%-4.50%)

                                                                    CLASS X CERTIFICATE
                                   -----------------------------------------------------------------------------------
                                                                                                    YIELD MAINTENANCE
                                                     METHOD                       FRACTION             ALLOCATION
                                   ---------------------------------------      ------------       -------------------

                                           1 - Class A-2 YM Allocation           1 - 16.67%              83.33%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
FREE WRITING PROSPECTUS AND POOLING AND SERVICING AGREEMENT.

                                      T-6

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

III. COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

MORTGAGE   MORTGAGE
  LOAN       LOAN                                                                        PROPERTY         CUT-OFF DATE
  NO.       SELLER      PROPERTY NAME                         CITY              STATE    TYPE                  BALANCE
-----------------------------------------------------------------------------------------------------------------------

   1         MSMCH      Easton Town Center                    Columbus           OH      Retail           $170,000,000
   2         BSCMI      3 Penn Plaza                          Newark             NJ      Office           $125,000,000
   3         MSMCH      Charleston Town Center                Charleston         WV      Retail           $100,000,000
   4         MSMCH      RiverCenter I&II                      Covington          KY      Office           $ 55,000,000
   5         BSCMI      The Shops at Biddeford Crossing       Biddeford          ME      Retail           $ 44,800,000
   6         BSCMI      Hylan Commons                         Staten Island      NY      Retail           $ 32,000,000
   7         BSCMI      Cole Retail Portfolio                 Various          Various   Retail           $ 31,292,000
   8         PCFII      The Cove Apartments                   Phoenix            AZ      Multifamily      $ 29,000,000
   9         MSMCH      333 & 555 North Point Center          Alpharetta         GA      Office           $ 28,983,504
   10        MSMCH      1100 & 1101 Whitaker Road             Plainfield         IN      Industrial       $ 27,863,850
----------------------------------------------------------------------------------------------------------------------
                        TOTAL/WEIGHTED AVERAGES                                                           $643,939,354
-----------------------------------------------------------------------------------------------------------------------

MORTGAGE                                                      POST    CUT-OFF
  LOAN         % OF                    LOAN PER                IO       DATE     BALLOON
  NO.          POOL       SF/UNITS      SF/UNIT     DSCR     PERIOD     LTV        LTV
-----------------------------------------------------------------------------------------

   1            9.7%     1,301,992       $   215   1.65x     1.65x     48.3%      48.3%
   2            7.1%       781,627       $   160   1.93x     1.50x     48.1%      38.2%
   3            5.7%       363,140       $   275   1.57x     1.29x     62.5%      58.2%
   4            3.1%       549,679       $   100   1.59x     1.59x     61.1%      61.1%
   5            2.5%       384,655       $   116   1.36x     1.36x     68.9%      68.9%
   6            1.8%        85,423       $   375   1.40x     1.40x     69.6%      69.6%
   7            1.8%       269,402       $   116   1.48x     1.48x     69.2%      69.2%
   8            1.6%           652       $44,479   1.99x     1.99x     46.4%      46.4%
   9            1.6%       281,599       $   103   1.10x     1.10x     56.4%      49.9%
   10           1.6%       793,756       $    35   1.14x     1.14x     74.1%      62.7%
-----------------------------------------------------------------------------------------
               36.6%                               1.61X     1.49X     56.5%      53.1%
-----------------------------------------------------------------------------------------

                                      T-7

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

IV.  MORTGAGE LOANS WITH SCHEDULED BALLOON PAYMENTS TO DESIGNATED CLASSES(1)(2)

                                    CLASS A-1

MORTGAGE  MORTGAGE                                                                                  % OF
  LOAN      LOAN                                                                   CUT-OFF DATE    TOTAL         BALLOON
   NO.     SELLER    PROPERTY NAME                    STATE     PROPERTY TYPE           BALANCE     POOL         BALANCE
----------------------------------------------------------------------------------------------------------------------------

    9      MSMCH     333 & 555 North Point Center      GA      Office               $28,983,504      1.6%    $25,636,014
   98      BSCMI     Kroger - LaGrange                 GA      Retail               $ 4,750,000      0.3%    $ 4,750,000
   112     BSCMI     Circuit City - Mesquite, TX       TX      Retail               $ 4,305,000      0.2%    $ 4,305,000
   126     BSCMI     La-Z-Boy, Kentwood                MI      Retail               $ 3,602,000      0.2%    $ 3,602,000
                     Pine Valley Food Lion -
   134     MSMCH     Wilmington, NC                    NC      Retail               $ 3,200,000      0.2%    $ 3,200,000
----------------------------------------------------------------------------------------------------------------------------
                     TOTAL/WEIGHTED AVERAGES                                        $44,840,504      2.5%    $41,493,014
----------------------------------------------------------------------------------------------------------------------------

                                             DSCR
MORTGAGE                   LOAN              POST      CUT-OFF                 REM.      REM.
  LOAN                      PER               IO         DATE      BALLOON      IO      TERM TO
   NO.      SF/UNITS    SF/UNIT    DSCR     PERIOD       LTV         LTV       TERM    MATURITY
-------------------------------------------------------------------------------------------------

    9        281,599     $103      1.10x     1.10x      56.4%       49.9%      NAP        49
   98         61,331     $ 77      1.98x     1.98x      62.5%       62.5%       57        57
   112        42,918     $100      2.23x     2.23x      55.0%       55.0%       57        57
   126        30,245     $119      1.66x     1.66x      69.6%       69.6%       57        57
   134        57,209     $ 56      1.99x     1.99x      56.6%       56.6%       57        57
-------------------------------------------------------------------------------------------------
                                   1.41X     1.41X      58.0%       53.8%                 52
-------------------------------------------------------------------------------------------------

                                    CLASS A-2

MORTGAGE   MORTGAGE                                                                               % OF
  LOAN       LOAN                                                                 CUT-OFF DATE    TOTAL        BALLOON
   NO.      SELLER     PROPERTY NAME                    STATE    PROPERTY TYPE         BALANCE    POOL         BALANCE
------------------------------------------------------------------------------------------------------------------------

   27       MSMCH      Crowne Plaza Hotel - Houston      TX      Hospitality       $17,500,000     1.0%    $17,500,000
   49        WFB       A-American West Los Angeles       CA      Self Storage      $11,968,328     0.7%    $10,903,354
   64        WFB       Cooper Oaks Crossing              TX      Retail            $ 9,600,000     0.5%    $ 9,404,122
   81       BSCMI      Telerx, Kings Mountain - NC       NC      Office            $ 6,083,000     0.3%    $ 6,083,000
   98       BSCMI      Kroger - LaGrange                 GA      Retail            $ 4,750,000     0.3%    $ 4,750,000
   111      BSCMI      Circuit City - Taunton            MA      Retail            $ 4,323,000     0.2%    $ 4,323,000
   112      BSCMI      Circuit City - Mesquite, TX       TX      Retail            $ 4,305,000     0.2%    $ 4,305,000
   126      BSCMI      La-Z-Boy, Kentwood                MI      Retail            $ 3,602,000     0.2%    $ 3,602,000
                       Pine Valley Food Lion -
   134      MSMCH      Wilmington, NC                    NC      Retail            $ 3,200,000     0.2%    $ 3,200,000
   138       WFB       A-American Buena Park             CA      Self Storage      $ 3,170,793     0.2%    $ 2,900,047
   173      BSCMI      Staples - Guntersville            AL      Retail            $ 2,161,250     0.1%    $ 2,161,250
                       Rivers Edge Self Storage -

   201       WFB       Rio Rancho, NM                    NM      Self Storage      $ 1,248,999     0.1%    $ 1,187,044
------------------------------------------------------------------------------------------------------------------------
                       TOTAL/WEIGHTED AVERAGES                                     $71,912,370     4.1%    $70,318,816
------------------------------------------------------------------------------------------------------------------------

                                             DSCR        CUT-
MORTGAGE                  LOAN               POST        OFF                  REM.      REM.
  LOAN                     PER                IO         DATE     BALLOON      IO     TERM TO
   NO.      SF/UNIT    SF/UNIT     DSCR     PERIOD       LTV        LTV       TERM    MATURITY
------------------------------------------------------------------------------------------------

   27           259    $67,568    1.52x      1.52x      58.7%      58.7%       59        59
   49        79,802    $   150    1.59x      1.59x      55.0%      50.1%       NAP       58
   64        86,175    $   111    1.33x      1.15x      79.3%      77.7%       36        60
   81        60,000    $   101    1.80x      1.80x      68.3%      68.3%       58        58
   98        61,331    $    77    1.98x      1.98x      62.5%      62.5%       57        57
   111       32,748    $   132    2.10x      2.10x      55.0%      55.0%       58        58
   112       42,918    $   100    2.23x      2.23x      55.0%      55.0%       57        57
   126       30,245    $   119    1.66x      1.66x      69.6%      69.6%       57        57
   134       57,209    $    56    1.99x      1.99x      56.6%      56.6%       57        57
   138       52,639    $    60    1.30x      1.30x      52.0%      47.5%       NAP       59
   173       23,942    $    90    2.03x      2.03x      65.0%      65.0%       58        58

   201       43,370    $    29    1.26x      1.26x      71.4%      67.8%       NAP       59
------------------------------------------------------------------------------------------------
                                  1.67X      1.64X      62.0%      60.7%                 58
------------------------------------------------------------------------------------------------

(1)   This table identifies Mortgage Loans for which principal repayments are expected to result in principal distributions on the indicated Class of
      Certificates.

(2)   Based on the Structuring Assumptions, assuming 0% CPR, described in the
      Free Writing Prospectus, dated October 1, 2007, to accompany the
      Prospectus dated May 29, 2007 (the "Free Writing Prospectus").

                                      T-8

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

IV.  MORTGAGE LOANS WITH SCHEDULED BALLOON PAYMENTS TO DESIGNATED CLASSES
     (CONTINUED)(1)(2)

                                    CLASS A-3

MORTGAGE   MORTGAGE                                                                                 % OF
   LOAN      LOAN                                                                  CUT-OFF DATE    TOTAL         BALLOON
   NO.      SELLER    PROPERTY NAME                   STATE    PROPERTY TYPE            BALANCE     POOL         BALANCE
--------------------------------------------------------------------------------------------------------------------------

    4       MSMCH     RiverCenter I&II                 KY      Office               $55,000,000      3.1%    $55,000,000
   52        WFB      Niagara Bottling Groveland       FL      Industrial           $11,250,000      0.6%    $10,157,249
   53        WFB      NevDex I                         NV      Office               $ 6,100,000      0.3%    $ 5,810,273
   54        WFB      NevDex III                       NV      Office               $ 5,100,000      0.3%    $ 4,860,695
   122      BSCMI     Rainbow Foods St. Paul           MN      Retail               $ 3,760,000      0.2%    $ 3,760,000
--------------------------------------------------------------------------------------------------------------------------
                      TOTAL/WEIGHTED AVERAGES                                       $81,210,000      4.6%    $79,588,217
--------------------------------------------------------------------------------------------------------------------------

                                             DSCR
MORTGAGE                  LOAN               POST     CUT-OFF                REM.      REM.
   LOAN                    PER                IO         DATE    BALLOON      IO     TERM TO
   NO.     SF/UNITS    SF/UNIT    DSCR      PERIOD        LTV      LTV       TERM    MATURITY
-----------------------------------------------------------------------------------------------

    4       549,679     $100      1.59x      1.59x     61.1%      61.1%       80        80
   52       292,869     $ 38      1.42x      1.42x     74.5%      67.3%      NAP        84
   53        53,171     $108      1.91x      1.63x     48.7%      46.4%       36        84
   54        50,863     $108      1.91x      1.63x     48.7%      46.4%       36        84
   122       61,712     $ 61      2.07x      2.07x     54.7%      54.7%       82        82
-----------------------------------------------------------------------------------------------
                                  1.63X      1.59X     60.9%      59.6%                 81
-----------------------------------------------------------------------------------------------

                                   CLASS A-AB

MORTGAGE    MORTGAGE                                                                                 % OF
  LOAN        LOAN                                                                  CUT-OFF DATE    TOTAL
   NO.       SELLER    PROPERTY NAME                     STATE    PROPERTY TYPE          BALANCE     POOL
--------------------------------------------------------------------------------------------------------------

   36        PCFII     4209, 4211, 4215, 4221, 4225,      CA      Office             $14,400,000      0.8%
                       4227, 4245 Technology Drive
   209       PCFII     Burger King                        OR      Other              $   735,000      0.0%
--------------------------------------------------------------------------------------------------------------
                       TOTAL/WEIGHTED AVERAGES                                       $15,135,000      0.9%
--------------------------------------------------------------------------------------------------------------

                                                         DSCR
MORTGAGE                               LOAN              POST   CUT-OFF                  REM.      REM.
  LOAN         BALLOON                  PER               IO       DATE     BALLOON       IO     TERM TO
   NO.         BALANCE    SF/UNIT   SF/UNIT   DSCR      PERIOD      LTV        LTV       TERM    MATURITY
----------------------------------------------------------------------------------------------------------

   36      $14,400,000    167,878    $ 86     1.23x     1.23x     64.6%      64.6%       95        95

   209     $   667,185      3,000    $245     1.20x     1.20x     63.9%      58.0%      NAP        96
----------------------------------------------------------------------------------------------------------
           $15,067,185                        1.23X     1.23X     64.6%      64.3%                 95
----------------------------------------------------------------------------------------------------------

(1)   This table identifies Mortgage Loans for which principal repayments are expected to result in principal distributions on the indicated Class of
      Certificates.

(2)   Based on the Structuring Assumptions, assuming 0% CPR, described in the
      Free Writing Prospectus, dated October 1, 2007, to accompany the
      Prospectus dated May 29, 2007 (the "Free Writing Prospectus").

                                      T-9

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

V. PARI PASSU AND COMPANION LOANS

 MORTGAGE LOAN
      NO.           PROPERTY NAME               ORIGINAL A-NOTE BALANCES         TRANSACTION              SPECIAL SERVICER
----------------------------------------------------------------------------------------------------------------------------------

       1            Easton Town Center (1)          A-1 $170,000,000         BSCMSI 2007-TOP28     Centerline Servicing, Inc. (2)
                                               -----------------------------------------------------------------------------------
                                                    A-2 $110,000,000                TBD                        TBD
----------------------------------------------------------------------------------------------------------------------------------

(1)   The Easton Town Center Property is additionally encumbered by a subordinated B-Note and a subordinated C-Note with an original principal balance as of the Cut-off Date of $75,000,000 and $50,000,000,
      respectively, which are not included in the trust.

(2)   Denotes lead servicer. The Easton Town Center Loan Group will be serviced under the Pooling and Servicing Agreement for BSCMSI 2007-TOP28.

                                      T-10

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

VI. COLLATERAL STATISTICS -- ENTIRE POOL

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
1 - 1,000,000                                  5               4,726,138    0.3
1,000,001 - 2,000,000                         31              50,193,875    2.8
2,000,001 - 3,000,000                         42             104,767,805    5.9
3,000,001 - 4,000,000                         31             103,979,400    5.9
4,000,001 - 5,000,000                         27             123,009,071    7.0
5,000,001 - 6,000,000                         12              66,208,795    3.8
6,000,001 - 7,000,000                          9              58,785,784    3.3
7,000,001 - 8,000,000                          3              23,078,218    1.3
8,000,001 - 9,000,000                          3              24,784,041    1.4
9,000,001 - 10,000,000                         2              19,600,000    1.1
10,000,001 - 15,000,000                       15             184,757,639   10.5
15,000,001 - 20,000,000                       15             260,542,410   14.8
20,000,001 - 25,000,000                        3              67,650,000    3.8
25,000,001 - 50,000,000                        7             219,139,354   12.4
50,000,001  <=                                 4             450,000,000   25.6
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
Min: 735,000                       Max: 170,000,000        Average: 8,426,902
--------------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                          MORTGAGED         CUT-OFF DATE    % OF
                                         PROPERTIES          BALANCE ($)    POOL
--------------------------------------------------------------------------------
California - Southern                         29             191,873,224   10.9
California - Northern                         15              78,767,359    4.5
Ohio                                           4             191,786,218   10.9
New Jersey                                    12             177,752,995   10.1
New York                                       9             118,299,098    6.7
Texas                                         24             111,080,274    6.3
West Virginia                                  1             100,000,000    5.7
Florida                                       24              93,387,355    5.3
Arizona                                        7              70,943,012    4.0
Kentucky                                       2              57,295,457    3.3
Illinois                                       7              55,780,000    3.2
Other                                         83             514,257,536   29.2
--------------------------------------------------------------------------------
TOTAL:                                       217           1,761,222,528   100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                          MORTGAGED         CUT-OFF DATE    % OF
                                         PROPERTIES          BALANCE ($)    POOL
--------------------------------------------------------------------------------
Retail                                       109             898,159,358   51.0
Office                                        24             367,119,101   20.8
Industrial                                    24             144,372,448    8.2
Multifamily                                   12             100,882,688    5.7
Hospitality                                    8              83,060,282    4.7
Mixed Use                                      9              61,501,094    3.5
Self Storage                                  15              48,457,183    2.8
Manufactured Housing
Community                                     12              37,298,414    2.1
Other                                          4              20,371,960    1.2
--------------------------------------------------------------------------------
TOTAL:                                       217           1,761,222,528   100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
5.001 - 5.500                                 10              67,107,955     3.8
5.501 - 6.000                                 80             824,321,224    46.8
6.001 - 6.500                                 88             659,879,306    37.5
6.501 <=                                      31             209,914,044    11.9
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Min: 5.205                        Max: 7.120                Wtd Avg: 6.022
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
60                                            15              82,112,370     4.7
61 - 120                                     189           1,519,351,408    86.3
121 - 180                                      5             159,758,750     9.1
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Min: 60                              Max: 132                Wtd Avg: 116
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
1 - 60                                        17             126,532,369     7.2
61 - 120                                     190           1,604,190,159    91.1
121 - 180                                      2              30,500,000     1.7
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Min: 49                            Max: 128                  Wtd Avg: 112
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
Interest Only                                 73             770,141,275    43.7
181 - 240                                      4              18,558,172     1.1
241 - 300                                     14             244,193,798    13.9
301 - 360                                    118             728,329,283    41.4
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Non Zero Min: 192                        Max: 360       Non Zero Wtd Avg: 342
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
Interest Only                                 73             770,141,275    43.7
181 - 240                                      5              47,541,676     2.7
241 - 300                                     14             230,646,788    13.1
301 - 360                                    117             712,892,788    40.5
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Non Zero Min: 189                        Max: 360       Non Zero Wtd Avg: 338
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 20.0                                        2              12,597,647     0.7
20.1 - 30.0                                    3               6,100,000     0.3
30.1 - 40.0                                    8              52,767,450     3.0
40.1 - 50.0                                   16             371,979,256    21.1
50.1 - 60.0                                   49             386,353,946    21.9
60.1 - 70.0                                   94             730,540,428    41.5
70.1 - 80.0                                   37             200,883,800    11.4
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Min: 17.1                                Max: 79.9           Wtd Avg: 59.3
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 20.0                                        2              12,597,647     0.7
20.1 - 30.0                                    8              43,514,575     2.5
30.1 - 40.0                                    8             150,120,666     8.5
40.1 - 50.0                                   28             370,192,458    21.0
50.1 - 60.0                                   62             535,203,146    30.4
60.1 - 70.0                                   96             622,459,035    35.3
70.1 - 80.0                                    5              27,135,000     1.5
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Min: 13.7                                  Max: 77.7          Wtd Avg: 55.0
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 1.20                                       28             202,545,528    11.5
1.21 - 1.30                                   32             165,943,273     9.4
1.31 - 1.40                                   26             231,210,604    13.1
1.41 - 1.50                                   16             118,427,304     6.7
1.51 - 1.60                                   24             296,073,842    16.8
1.61 - 1.70                                   21             282,912,658    16.1
1.71 - 1.80                                   18              91,461,705     5.2
1.81 - 2.00                                   21             234,455,891    13.3
2.01 - 2.20                                   10              66,455,036     3.8
2.21  <=                                      13              71,736,688     4.1
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Min: 1.07                                  Max: 4.79         Wtd Avg: 1.60
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)
--------------------------------------------------------------------------------
                                             NO. OF            AGGREGATE
                                           MORTGAGE         CUT-OFF DATE    % OF
                                              LOANS          BALANCE ($)    POOL
--------------------------------------------------------------------------------
<= 1.20                                       53             350,059,528    19.9
1.21 - 1.30                                   35             311,053,273    17.7
1.31 - 1.40                                   18             169,004,104     9.6
1.41 - 1.50                                   15             244,672,304    13.9
1.51 - 1.60                                   15             134,791,342     7.7
1.61 - 1.70                                   20             263,807,658    15.0
1.71 - 1.80                                   15              57,916,705     3.3
1.81 - 2.00                                   17              97,655,891     5.5
2.01 - 2.20                                   10              66,025,036     3.7
2.21  <=                                      11              66,236,688     3.8
--------------------------------------------------------------------------------
TOTAL:                                       209           1,761,222,528   100.0
--------------------------------------------------------------------------------
  Min: 1.03                                  Max: 4.11           Wtd Avg: 1.50
--------------------------------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related pari passu or subordinate loans that are not included in the trust are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan and any pari passu companion loan, without regard to the indebtedness evidenced by any subordinate loans not included in the trust. Additionally, loan-to-value ratios and debt service coverage ratios are calculated for mortgage loans without regard to any additional indebtedness that may be incurred at a future date. Certain loan-to-value ratios are based on "as stabilized" or other values rather than
"as-is" values as described in the Free Writing Prospectus. For certain loans where the borrower has the option to accelerate amortization, the loan-to-value and debt service coverage ratios are calculated as described in the Free Writing
Prospectus.

                                      T-11

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

VI. COLLATERAL STATISTICS - LOAN GROUP 1

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
1 - 1,000,000                                  5             4,726,138     0.3
1,000,001 - 2,000,000                         26            42,995,081     2.7
2,000,001 - 3,000,000                         34            85,248,167     5.3
3,000,001 - 4,000,000                         27            90,987,400     5.6
4,000,001 - 5,000,000                         25           113,767,042     7.0
5,000,001 - 6,000,000                         10            55,148,795     3.4
6,000,001 - 7,000,000                          9            58,785,784     3.6
7,000,001 - 8,000,000                          3            23,078,218     1.4
8,000,001 - 9,000,000                          3            24,784,041     1.5
9,000,001 - 10,000,000                         2            19,600,000     1.2
10,000,001 - 15,000,000                       13           162,565,492    10.1
15,000,001 - 20,000,000                       13           225,605,915    14.0
20,000,001 - 25,000,000                        3            67,650,000     4.2
25,000,001 - 50,000,000                        6           190,139,354    11.8
50,000,001  <=                                 4           450,000,000    27.9
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
Min: 735,000                         Max: 170,000,000      Average: 8,825,582
--------------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                          MORTGAGED       CUT-OFF DATE    LOAN
                                         PROPERTIES        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
California - Southern                         29           191,873,224    11.9
California - Northern                         12            71,996,573     4.5
Ohio                                           4           191,786,218    11.9
New Jersey                                    10           159,818,872     9.9
Texas                                         23           109,681,467     6.8
New York                                       7           101,139,098     6.3
West Virginia                                  1           100,000,000     6.2
Florida                                       17            71,082,355     4.4
Kentucky                                       2            57,295,457     3.5
Illinois                                       5            48,780,000     3.0
Missouri                                       6            47,006,000     2.9
Other                                         75           464,622,161    28.8
--------------------------------------------------------------------------------
TOTAL:                                       191         1,615,081,426    100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE     % OF
                                          MORTGAGED       CUT-OFF DATE     LOAN
                                         PROPERTIES        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
Retail                                       109           898,159,358    55.6
Office                                        24           367,119,101    22.7
Industrial                                    24           144,372,448     8.9
Hospitality                                    8            83,060,282     5.1
Mixed Use                                      7            53,541,094     3.3
Self Storage                                  15            48,457,183     3.0
Other                                          4            20,371,960     1.3
--------------------------------------------------------------------------------
TOTAL:                                       191         1,615,081,426    100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
5.001 - 5.500                                  9            55,507,955      3.4
5.501 - 6.000                                 74           758,610,158     47.0
6.001 - 6.500                                 72           608,928,639     37.7
6.501 <=                                      28           192,034,675     11.9
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Min: 5.205                         Max: 7.120              Wtd Avg: 6.020
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE     % OF
                                           MORTGAGE       CUT-OFF DATE     LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
60                                            12            71,912,370      4.5
61 - 120                                     166         1,383,410,306     85.7
121 - 180                                      5           159,758,750      9.9
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Min: 60                             Max: 132                 Wtd Avg: 116
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
1 - 60                                        13           100,895,874      6.2
61 - 120                                     168         1,483,685,552     91.9
121 - 180                                      2            30,500,000      1.9
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Min: 49                             Max: 128                 Wtd Avg: 112
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
Interest Only                                 67           698,881,275     43.3
181 - 240                                      3            17,114,253      1.1
241 - 300                                     14           244,193,798     15.1
301 - 360                                     99           654,892,100     40.5
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Non Zero Min: 192                   Max: 360        Non Zero Wtd Avg: 341
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
Interest Only                                 67           698,881,275     43.3
181 - 240                                      4            46,097,757      2.9
241 - 300                                     13           215,210,294     13.3
301 - 360                                     99           654,892,100     40.5
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Non Zero Min: 189                   Max: 360        Non Zero Wtd Avg: 338
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
<= 20.0                                        1               997,647      0.1
20.1 - 30.0                                    3             6,100,000      0.4
30.1 - 40.0                                    6            48,927,745      3.0
40.1 - 50.0                                   12           335,885,404     20.8
50.1 - 60.0                                   43           334,050,305     20.7
60.1 - 70.0                                   85           699,331,360     43.3
70.1 - 80.0                                   33           189,788,965     11.8
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Min: 17.1                                 Max: 79.3           Wtd Avg: 59.8
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE     % OF
                                           MORTGAGE       CUT-OFF DATE     LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
<= 20.0                                        1               997,647      0.1
20.1 - 30.0                                    7            42,070,656      2.6
30.1 - 40.0                                    6           145,227,252      9.0
40.1 - 50.0                                   23           310,567,593     19.2
50.1 - 60.0                                   57           503,428,146     31.2
60.1 - 70.0                                   84           585,655,132     36.3
70.1 - 80.0                                    5            27,135,000      1.7
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Min: 13.7                                 Max: 77.7           Wtd Avg: 55.4
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                             NO. OF         AGGREGATE     % OF
                                           MORTGAGE      CUT-OFF DATE     LOAN
                                              LOANS       BALANCE ($)    GROUP 1
--------------------------------------------------------------------------------
<= 1.20                                       26           200,102,653     12.4
1.21 - 1.30                                   24           127,105,750      7.9
1.31 - 1.40                                   26           231,210,604     14.3
1.41 - 1.50                                   14           112,927,304      7.0
1.51 - 1.60                                   20           274,421,695     17.0
1.61 - 1.70                                   19           257,912,658     16.0
1.71 - 1.80                                   17            89,386,705      5.5
1.81 - 2.00                                   16           197,818,119     12.2
2.01 - 2.20                                    9            64,059,250      4.0
2.21  <=                                      12            60,136,688      3.7
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Min: 1.07                                 Max: 4.79           Wtd Avg: 1.58
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 1
--------------------------------------------------------------------------------
<= 1.20                                       44           326,211,653     20.2
1.21 - 1.30                                   32           288,220,750     17.8
1.31 - 1.40                                   18           169,004,104     10.5
1.41 - 1.50                                   12           233,897,304     14.5
1.51 - 1.60                                   11           114,739,195      7.1
1.61 - 1.70                                   19           244,307,658     15.1
1.71 - 1.80                                   15            57,916,705      3.6
1.81 - 2.00                                   13            62,518,119      3.9
2.01 - 2.20                                    9            63,629,250      3.9
2.21  <=                                      10            54,636,688      3.4
--------------------------------------------------------------------------------
TOTAL:                                       183         1,615,081,426    100.0
--------------------------------------------------------------------------------
  Min: 1.03                                 Max: 4.11           Wtd Avg: 1.48
--------------------------------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related pari passu or subordinate loans that are not included in the trust are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan and any pari passu companion loan, without regard to the indebtedness evidenced by any subordinate loans not included in the trust. Additionally, loan-to-value ratios and debt service coverage ratios are calculated for mortgage loans without regard to any additional indebtedness that may be incurred at a future date. Certain loan-to-value ratios are based on "as stabilized" or other values rather than
"as-is" values as described in the Free Writing Prospectus. For certain loans where the borrower has the option to accelerate amortization, the loan-to-value and debt service coverage ratios are calculated as described in the Free Writing
Prospectus.

                                      T-12

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

VI. COLLATERAL STATISTICS - LOAN GROUP 2

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
1,000,001 - 2,000,000                          5             7,198,794      4.9
2,000,001 - 3,000,000                          8            19,519,638     13.4
3,000,001 - 4,000,000                          4            12,992,000      8.9
4,000,001 - 5,000,000                          2             9,242,029      6.3
5,000,001 - 6,000,000                          2            11,060,000      7.6
10,000,001 - 15,000,000                        2            22,192,147     15.2
15,000,001 - 20,000,000                        2            34,936,495     23.9
25,000,001 - 50,000,000                        1            29,000,000     19.8
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
Min: 1,044,068                      Max: 29,000,000        Average: 5,620,812
--------------------------------------------------------------------------------

STATE
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE     % OF
                                          MORTGAGED       CUT-OFF DATE     LOAN
                                         PROPERTIES        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
Arizona                                        2            48,500,000     33.2
Florida                                        7            22,305,000     15.3
New Jersey                                     2            17,934,122     12.3
New York                                       2            17,160,000     11.7
Idaho                                          1            10,592,147      7.2
Illinois                                       2             7,000,000      4.8
California - Northern                          3             6,770,786      4.6
Washington                                     2             5,500,000      3.8
Michigan                                       1             4,296,029      2.9
Missouri                                       1             2,196,224      1.5
Other                                          3             3,886,794      2.7
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE     % OF
                                          MORTGAGED       CUT-OFF DATE     LOAN
                                         PROPERTIES        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
Multifamily                                   12           100,882,688     69.0
Manufactured Housing
Community                                     12            37,298,414     25.5
Mixed Use                                      2             7,960,000      5.4
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
5.001 - 5.500                                  1            11,600,000      7.9
5.501 - 6.000                                  6            65,711,066     45.0
6.001 - 6.500                                 16            50,950,667     34.9
6.501 <=                                       3            17,879,369     12.2
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Min: 5.350                        Max: 6.900               Wtd Avg: 6.040
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE     % OF
                                           MORTGAGE       CUT-OFF DATE     LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
60                                             3            10,200,000      7.0
61 - 120                                      23           135,941,102     93.0
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Min: 60                              Max: 120                Wtd Avg: 116
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
1 - 60                                         4            25,636,495     17.5
61 - 120                                      22           120,504,607     82.5
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Min: 56                              Max: 120                Wtd Avg: 107
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
Interest Only                                  6            71,260,000     48.8
181 - 240                                      1             1,443,919      1.0
301 - 360                                     19            73,437,183     50.3
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Non Zero Min: 240                        Max: 360       Non Zero Wtd Avg: 358
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
Interest Only                                  6            71,260,000     48.8
181 - 240                                      1             1,443,919      1.0
241 - 300                                      1            15,436,495     10.6
301 - 360                                     18            58,000,688     39.7
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Non Zero Min: 238                        Max: 360       Non Zero Wtd Avg: 344
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
<= 20.0                                        1            11,600,000      7.9
30.1 - 40.0                                    2             3,839,705      2.6
40.1 - 50.0                                    4            36,093,852     24.7
50.1 - 60.0                                    6            52,303,641     35.8
60.1 - 70.0                                    9            31,209,068     21.4
70.1 - 80.0                                    4            11,094,835      7.6
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Min: 18.6                                 Max: 79.9          Wtd Avg: 53.9
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE     % OF
                                           MORTGAGE       CUT-OFF DATE     LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
<= 20.0                                        1            11,600,000      7.9
20.1 - 30.0                                    1             1,443,919      1.0
30.1 - 40.0                                    2             4,893,414      3.3
40.1 - 50.0                                    5            59,624,865     40.8
50.1 - 60.0                                    5            31,775,000     21.7
60.1 - 70.0                                   12            36,803,903     25.2
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Min: 18.6                                  Max: 69.5          Wtd Avg: 50.9
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE     % OF
                                           MORTGAGE       CUT-OFF DATE     LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
<= 1.20                                        2             2,442,874      1.7
1.21 - 1.30                                    8            38,837,523     26.6
1.41 - 1.50                                    2             5,500,000      3.8
1.51 - 1.60                                    4            21,652,147     14.8
1.61 - 1.70                                    2            25,000,000     17.1
1.71 - 1.80                                    1             2,075,000      1.4
1.81 - 2.00                                    5            36,637,771     25.1
2.01 - 2.20                                    1             2,395,786      1.6
2.21  <=                                       1            11,600,000      7.9
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Min: 1.20                                 Max: 3.96           Wtd Avg: 1.78
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)
--------------------------------------------------------------------------------
                                             NO. OF          AGGREGATE    % OF
                                           MORTGAGE       CUT-OFF DATE    LOAN
                                              LOANS        BALANCE ($)   GROUP 2
--------------------------------------------------------------------------------
<= 1.20                                        9            23,847,874     16.3
1.21 - 1.30                                    3            22,832,523     15.6
1.41 - 1.50                                    3            10,775,000      7.4
1.51 - 1.60                                    4            20,052,147     13.7
1.61 - 1.70                                    1            19,500,000     13.3
1.81 - 2.00                                    4            35,137,771     24.0
2.01 - 2.20                                    1             2,395,786      1.6
2.21  <=                                       1            11,600,000      7.9
--------------------------------------------------------------------------------
TOTAL:                                        26           146,141,102    100.0
--------------------------------------------------------------------------------
  Min: 1.05                                 Max: 3.96           Wtd Avg: 1.73
--------------------------------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related pari passu or subordinate loans that are not included in the trust are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan and any pari passu companion loan, without regard to the indebtedness evidenced by any subordinate loans not included in the trust. Additionally, loan-to-value ratios and debt service coverage ratios are calculated for mortgage loans without regard to any additional indebtedness that may be incurred at a future date. Certain loan-to-value ratios are based on "as stabilized" or other values rather than
"as-is" values as described in the Free Writing Prospectus. For certain loans where the borrower has the option to accelerate amortization, the loan-to-value and debt service coverage ratios are calculated as described in the Free Writing
Prospectus.

                                      T-13

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

                            MORTGAGE POOL INFORMATION

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions              OCT-07           OCT-08           OCT-09           OCT-10           OCT-11           OCT-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           88.96%           79.33%           78.79%           56.14%           56.15%           57.35%
Yield Maintenance Total (2)(3)       11.04%           20.67%           21.21%           43.67%           42.17%           42.49%
Open                                 0.00%            0.00%            0.00%            0.18%            1.67%            0.16%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,761,222,528   $1,754,988,198   $1,746,481,415   $1,736,093,595   $1,724,007,597   $1,591,938,974
% Initial Pool Balance              100.00%           99.65%           99.16%           98.57%           97.89%           90.39%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     OCT-13           OCT-14           OCT-15           OCT-16           OCT-17           OCT-18
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           57.28%           55.17%           55.64%           54.91%           0.00%            0.00%
Yield Maintenance Total (2)(3)       42.56%           44.67%           44.20%           44.31%           54.55%           0.00%
Open                                 0.16%            0.16%            0.15%            0.78%            45.45%           0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%           0.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,577,282,279   $1,482,149,656   $1,450,894,920   $1,433,843,179    $27,259,610           $0
% Initial Pool Balance               89.56%           84.15%           82.38%           81.41%           1.55%            0.00%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1)   The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2)   See Appendix II for a description of the Yield Maintenance.

(3)   Prepayment premium, YM3, YM1 and DEF/YM1 loans have been modeled as Yield
      Maintenance.

                                      T-14

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions              OCT-07           OCT-08           OCT-09           OCT-10           OCT-11           OCT-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           88.92%           78.40%           77.80%           54.87%           54.87%           55.46%
Yield Maintenance Total (2)(3)       11.08%           21.60%           22.20%           44.93%           43.31%           44.37%
Open                                 0.00%            0.00%            0.00%            0.20%            1.82%            0.17%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,615,081,426   $1,609,407,685   $1,601,521,491   $1,591,882,449   $1,580,626,316   $1,473,413,999
% Initial Pool Balance              100.00%           99.65%           99.16%           98.56%           97.87%           91.23%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     OCT-13           OCT-14           OCT-15           OCT-16           OCT-17           OCT-18
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           55.38%           52.96%           53.44%           53.32%           0.00%            0.00%
Yield Maintenance Total (2)(3)       44.45%           46.87%           46.39%           46.52%           54.55%           0.00%
Open                                 0.17%            0.17%            0.17%            0.16%            45.45%           0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%           0.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,459,493,938   $1,365,144,511   $1,334,722,485   $1,318,547,699    $27,259,610           $0
% Initial Pool Balance               90.37%           84.52%           82.64%           81.64%           1.69%            0.00%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1)   The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2)   See Appendix II for a description of the Yield Maintenance.

(3)   Prepayment premium, YM3, YM1 and DEF/YM1 loans have been modeled as Yield
      Maintenance.

                                      T-15

                          $1,576,294,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-TOP28

                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions              OCT-07           OCT-08           OCT-09           OCT-10           OCT-11           OCT-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           89.44%           89.57%           89.70%           70.17%           70.36%           80.89%
Yield Maintenance Total (2)(3)       10.56%           10.43%           10.30%           29.83%           29.64%           19.11%
Open                                 0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $146,141,102     $145,580,513     $144,959,925     $144,211,146     $143,381,282     $118,524,975
% Initial Pool Balance              100.00%           99.62%           99.19%           98.68%           98.11%           81.10%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)     OCT-13           OCT-14           OCT-15           OCT-16           OCT-17           OCT-18
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           80.91%           80.93%           80.95%           73.11%           0.00%            0.00%
Yield Maintenance Total (2)(3)       19.09%           19.07%           19.05%           19.02%           0.00%            0.00%
Open                                 0.00%            0.00%            0.00%            7.87%            0.00%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%          100.00%          100.00%          100.00%           0.00%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $117,788,340     $117,005,144     $116,172,435     $115,295,480          $0               $0
% Initial Pool Balance               80.60%           80.06%           79.49%           78.89%           0.00%            0.00%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1)   The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2)   See Appendix II for a description of the Yield Maintenance.

(3)   Prepayment premium, YM3, YM1 and DEF/YM1 loans have been modeled as Yield
      Maintenance.

                                      T-16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-17

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 1 - EASTON TOWN CENTER
--------------------------------------------------------------------------------

                    [4 PHOTOS OF EASTON TOWN CENTER OMITTED]

                                      T-18

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 1 - EASTON TOWN CENTER
--------------------------------------------------------------------------------

           [MAP INDICATING THE LOCATION OF EASTON TOWN CENTER OMITTED]

                                      T-19

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 1 - EASTON TOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 MSMCH
ORIGINAL BALANCE(1):                  $170,000,000
CUT-OFF DATE BALANCE(1):              $170,000,000
LOAN PURPOSE:                         Refinance
SHADOW RATING (FITCH/S&P/DBRS):       BBB- / BBB / BBB (low)
FIRST PAYMENT DATE:                   September 8, 2007
INTEREST RATE:                        6.115%
AMORTIZATION:                         Interest Only
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        August 8, 2017
EXPECTED MATURITY BALANCE(1):         $170,000,000
SPONSORS:                             Limited Brands Inc, The Georgetown Company
                                      and Steiner + Associates

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Prepayment is permitted at the greater of
                                      1% and yield maintenance 6 months after
                                      the origination date. Defeasance is
                                      permitted at the earlier of February 8,
                                      2010 or 2 years following the last REMIC
                                      "start-up" date for any part of the
                                      related mortgage financing, with U.S.
                                      Treasury. Prepayable without a penalty on
                                      or after February 8, 2017.

LOAN PER SF(1):                       $215.06

UP-FRONT RESERVES:                    None

ONGOING RESERVES:                     None

LOCKBOX:                              Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Anchored
LOCATION:                             Columbus, OH
YEAR BUILT/RENOVATED:                 1999, 2001 / 2004
PERCENT LEASED(2):                    93.8%
SQUARE FOOTAGE:                       1,301,992
THE COLLATERAL:                       Open-air mall

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Steiner + Associates

3RD MOST RECENT NOI (AS OF):          $22,859,144 (TTM 12/31/2004)
2ND MOST RECENT NOI (AS OF):          $24,196,435 (TTM 12/31/2005)
MOST RECENT NOI (AS OF):              $27,750,948 (TTM 12/31/2006)
U/W NET OP. INCOME:                   $30,718,101
U/W NET CASH FLOW:                    $28,660,796
U/W OCCUPANCY:                        93.8%
APPRAISED VALUE:                      $580,000,000
CUT-OFF DATE LTV(1):                  48.3%
MATURITY DATE LTV(1):                 48.3%
DSCR(1):                              1.65x
POST IO DSCR:                         NAP
--------------------------------------------------------------------------------

(1)   The subject $170,000,000 loan represents a 60.7% pari passu interest in the $280,000,000 senior portion of a $405,000,000 mortgage loan. All LTV,
      DSCR and Loan per SF numbers in this table are based on the total
      $280,000,000 senior financing.

(2)   Percent Leased is based on the rent roll dated May 1, 2007.

THE EASTON TOWN CENTER LOAN.

      THE LOAN. The largest loan (the "Easton Town Center Loan") as evidenced by the Promissory Notes is secured by a first priority fee Mortgage and Security
Agreement encumbering the 1,301,992 square foot open-air mall known as Easton
Town Center, located in Columbus, Ohio (the "Easton Town Center Property"). The
Easton Town Center Loan was originated on July 25, 2007 by or on behalf of
Morgan Stanley Mortgage Capital Holdings LLC.

      THE BORROWER. The borrower is Easton Town Center II, LLC, a Delaware limited liability company (the "Easton Town Center Borrower") that owns no material asset other than the Easton Town Center Property and related interests.
The Easton Town Center Borrower is a wholly-owned, direct subsidiary of Limited
Brands Inc, The Georgetown Company and Steiner + Associates, the sponsors of the
Easton Town Center Loan. Limited Brands is one of the largest retailers in the
United States and operates over 3,700 stores under the Express, Victoria's
Secret, Bath & Body Works and La Senza brand names. The Georgetown Company is a real estate developer that develops, owns and manages over 15,000,000 square feet of office, retail, residential and recreational space in the U.S. Steiner +
Associates specializes in development and management of malls similar to the
Easton Town Center Property.

      THE PROPERTY. The Easton Town Center Property is located in Columbus,
Ohio, at 160 Easton Town Center, in a 1,300 acre, master-planned development, which features office, multifamily and hotels in addition to the Easton Town
Center Property. The Easton Town Center Property was developed in two phases in
1999 and 2001 and renovated in 2004. It consists of a 1,301,992 square foot, open-air mall with 19 buildings and contains 303,270 square feet of major tenants, a 134,000 square foot 30-screen cinema, 403,887 square feet of inline, foot court and kiosk space, 223,506 square feet of office space and 87,671 square feet ground leased to Lifetime Fitness. The Easton Town Center Property is situated on approximately 93 acres and includes 3,375 parking spaces. The
Easton Town Center Property

                                      T-20

is anchored by Macy's (240,000 square feet, $54,200,000 sales in 2006, 0.2%
occupancy costs), Nordstrom (167,000 square feet, $50,414,210 sales in 2006,
0.1% occupancy costs) and Lifetime Fitness (87,671 square feet). The Macy's and
Nordstrom stores are not part of the collateral for the Easton Town Center Loan.
Lifetime Fitness is a tenant pursuant to a ground lease. In the event that the
Lifetime Fitness lease is terminated, the Easton Town Center Borrower shall execute a mortgage and security agreement in favor of the lender encumbering the
Lifetime Fitness parcel under certain circumstances.

      The following table presents certain information relating to the anchor tenants at the Easton Town Center Property:

-------------------------------------------------------------------------------------------
                                           CREDIT RATING OF
                                            PARENT COMPANY                     COLLATERAL
ANCHOR                 PARENT COMPANY     (FITCH/MOODY'S/S&P)      GLA          INTEREST
-------------------------------------------------------------------------------------------

Macy's                 Macy's Inc.           BBB/Baa2/BBB        240,000          None
Nordstrom              Nordstrom Inc.          A-/Baa1/A         167,000          None
-------------------------------------------------------------------------------------------
TOTAL                                                            407,000
-------------------------------------------------------------------------------------------

      The following table presents certain information relating to the lease rollover at the Easton Town Center Property:

---------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE

                                                                                                     CUMULATIVE % OF
                                 AVERAGE                                           % OF TOTAL             TOTAL
                    # OF       UNDERWRITTEN                                     UNDERWRITTEN BASE   UNDERWRITTEN BASE
                   LEASES    BASE RENT PER SF   % OF TOTAL SF   CUMULATIVE %     RENTAL REVENUES     RENTAL REVENUES
     YEAR          ROLLING       ROLLING           ROLLING      OF SF ROLLING        ROLLING             ROLLING
---------------------------------------------------------------------------------------------------------------------

    Vacant           --               --               6%             6%                --                  --
     2007             6           $31.73               0%             7%                 1%                  1%
     2008             7           $15.71               2%             8%                 1%                  2%
     2009            42           $24.75               7%            16%                 8%                 10%
     2010            22           $24.27               7%            23%                 7%                 17%
     2011            12           $31.60               4%            27%                 5%                 22%
     2012            40           $32.89              15%            42%                21%                 42%
     2013            15           $28.65               5%            47%                 6%                 49%
     2014            21           $22.74               9%            56%                 8%                 57%
     2015            13           $23.33               5%            61%                 5%                 62%
     2016            10           $28.84               2%            63%                 3%                 65%
2017 & Beyond        32           $22.91              37%           100%                35%                100%
---------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Easton Town Center Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL     ANNUALIZED
                             CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                (FITCH/         TENANT                 UNDERWRITTEN    UNDERWRITTEN    BASE RENT        LEASE
        TENANT NAME         MOODY'S/S&P)(1)      NRSF      % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

AMC                            --/--/--          134,000       10%      $4,163,380          13%          $31.07       12/31/2019
Lifetime Fitness (Ground       --/--/--           87,671        7%        $263,890           1%           $3.01       06/30/2019
Lease)
Gameworks                      --/--/--           37,588        3%        $841,971           3%          $22.40       06/30/2014
Barnes & Noble                 --/--/--           34,991        3%        $656,948           2%          $18.77       08/31/2019
Forever 21                     --/--/--           27,943        2%        $447,088           1%          $16.00       01/31/2013
Container Store                --/--/--           25,426        2%        $584,798           2%          $23.00       02/28/2017
Victoria's Secret            --/Baa3/BBB-         19,239        1%        $631,329           2%          $32.82       Various(2)
Gap                           BB+/Ba1/BB+         13,798        1%        $551,920           2%          $40.00       07/31/2017
The Cheesecake Factory         --/--/--           10,713        1%        $321,390           1%          $30.00       01/31/2020
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           391,369       30%      $8,462,714          27%          $21.62
--------------------------------------------------------------------------------------------------------------------------------

Other Tenants                   Various          830,439       64%     $23,017,196          73%          $27.72        Various
Vacant Space                      NAP             80,184        6%              $0           0%           $0.00          NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         1,301,992      100%     $31,479,910         100%          $25.77
--------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Victoria's Secret occupies 5,509 square feet that expires on January 31,
      2010 and 13,730 square feet that expires on January 31, 2012.

      ESCROWS AND RESERVES. None.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Easton Town Center Loan. The lockbox will be in place until the Easton Town
Center Loan has been paid in full.

      PROPERTY MANAGEMENT. The Easton Town Center Property is managed by Steiner
+ Associates, which is a sponsor of the Easton Town Center Loan. The management agreement is subordinate to the Easton Town Center Loan.

                                      T-21

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. A special purpose entity owning the Easton Town Center Borrower formed in order to serve as a mezzanine borrower may obtain mezzanine financing, provided certain conditions are met, including (i) the mezzanine lender shall enter into an intercreditor agreement acceptable to the rating agencies and to lender, (ii) the loan-to-value ratio shall be no greater than 86%, (iii) the aggregate debt service coverage ratio shall be no less than 1.00x at all times (and if the mezzanine loan bears interest at a floating rate, the mezzanine loan documents shall require an interest rate cap to be maintained), and (iv) rating agency confirmation of no downgrade, withdrawal or qualification of the ratings assigned to the certificates and any other securities secured by an interest in the Easton Town
Center Loan Group.

      ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Easton Town
Center Borrower may obtain loans or advances from direct or indirect owners of the Easton Town Center Borrower so long as such indebtedness (i) is unsecured,
(ii) is fully subordinated to the Easton Town Center Loan, (iii) is non-recourse to the Easton Town Center Borrower and its assets, including the Easton Town
Center Property, (iv) is payable only to the extent there is net cash flow available after payments required under the Easton Town Center Loan, (v) is made solely to finance costs and expenses related to the operation of the Easton Town
Center Property, (vi) provides that any vote on account of a claim arising with respect to a bankruptcy proceeding involving the Easton Town Center Borrower will be irrevocably assigned to lender, (vii) contemplates that no direct or indirect owner of the Easton Town Center Borrower shall enforce its remedies to collect such affiliate loan while the Easton Town Center Loan is outstanding,
(viii) in the aggregate does not exceed 10% of the outstanding principal balance of the Easton Town Center Loan, and (ix) includes a non-consolidation opinion.

      The Easton Town Center Loan represents a 60.7% pari passu interest in a
$280,000,000 senior portion of the mortgage financing. The Easton Town Center
Property is additionally encumbered by a subordinated B-Note and a subordinated
C-Note with an original principal balance as of the Cut-off Date of $75,000,000 and $50,000,000, respectively, which are not included in the trust. Each is coterminous with the Easton Town Center Loan. The pari passu interests, B-Note and C-Note in the mortgage financing are governed by an intercreditor agreement and will be serviced pursuant to the terms of the pooling and servicing agreement.

      RELEASE OF PARCELS. The Easton Town Center Borrower may obtain a release of up to 15,000 square feet of net rentable area of income-producing portions of the Easton Town Center Property subject to the satisfaction of certain requirements and conditions set forth in the loan documents including, but not limited to, the following: (i) the Easton Town Center Borrower delivers rating agency confirmation that the partial release will not result in a downgrade, withdrawal or qualification of the ratings assigned to the certificates and any other securities secured by an interest in the Easton Town Center Loan Group,
(ii) the Easton Town Center Borrower delivers either (a) a REMIC opinion or (b)
an appraisal indicating the remaining property will have a value at least equal to the outstanding principal balance of the Easton Town Center Loan following such release, (iii) payment of a prepayment premium equal to the greater of yield maintenance and 1%, and (iv) prepayment of a portion of the Easton Town
Center Loan such that the DSCR after such release equals or exceeds the greater of (a) the DSCR on the loan origination date and (b) the DSCR immediately prior to such release. However, if the DSCR prior to and immediately after such release is greater than or equal to 1.20x, the Easton Town Center Borrower shall not be required to make a prepayment.

      The Easton Town Center Borrower may obtain a release of a designated, unimproved, non-income producing parcel or an undesignated, non-income producing parcel, without any required prepayment of the Easton Town Center Loan, provided the Easton Town Center Borrower satisfies certain conditions, including with respect to an undesignated, non-income producing parcel, delivery of a rating agency confirmation of no downgrade, withdrawal or qualification of the ratings assigned to the certificates and any other securities secured by an interest in the Easton Town Center Loan Group.

      Certain additional information regarding the Easton Town Center Loan and the Easton Town Center Property is set forth on Appendix II hereto.

                                      T-22

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-23

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 3 PENN PLAZA
--------------------------------------------------------------------------------

                        [3 PHOTOS OF PENN PLAZA OMITTED]

                                      T-24

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 3 PENN PLAZA
--------------------------------------------------------------------------------

               [MAP INDICATING THE LOCATION OF PENN PLAZA OMITTED]

                                      T-25

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 3 PENN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 BSCMI
ORIGINAL BALANCE:                     $125,000,000
CUT-OFF DATE BALANCE:                 $125,000,000
LOAN PURPOSE:                         Refinance
SHADOW RATING (FITCH/S&P/DBRS):       BBB- / BBB- / BBB (low)
FIRST PAYMENT DATE:                   August 1, 2007
INTEREST RATE:                        5.814%
AMORTIZATION:                         Interest Only through July 1, 2008.
                                      Principal and interest payments of
                                      $791.224.59 beginning August 1, 2008
                                      through the maturity date.
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        October 1, 2017
EXPECTED MATURITY BALANCE:            $99,309,642
SPONSOR:                              Hartz Mountain Industries, Inc.
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      In connection with any voluntary
                                      prepayment, the borrower must pay a
                                      premium equal to the greater of a yield
                                      maintenance premium and 1% of the
                                      principal balance. Prepayable without
                                      penalty on October 1, 2017.

LOAN PER SF:                          $159.92

UP-FRONT RESERVES:                    None

ONGOING RESERVES:                     RE Tax:            Springing
                                      Insurance:         Springing
                                      Cap Ex:            Springing
                                      Other:             See Escrows and
                                                         Reserves section

LOCKBOX:                              Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Office
PROPERTY SUB-TYPE:                    Urban
LOCATION:                             Newark, NJ
YEAR BUILT/RENOVATED:                 1992 / 2004
PERCENT LEASED(1):                    100.0%
SQUARE FOOTAGE:                       781,627

THE COLLATERAL:                       16-story urban office building built atop
                                      a 5-story parking garage, plus the
                                      adjacent parking lot and 5 ground floor
                                      retail stores

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Hartz Mountain Industries, Inc.

3RD MOST RECENT NOI (AS OF):          $14,796,575 (TTM 12/31/2004)
2ND MOST RECENT NOI (AS OF):          $14,694,765 (TTM 12/31/2005)
MOST RECENT NOI (AS OF):              $14,856,610 (TTM 12/31/2006)
U/W NET OP. INCOME:                   $15,253,707
U/W NET CASH FLOW:                    $14,207,158
U/W OCCUPANCY:                        95.0%
APPRAISED VALUE:                      $260,000,000
CUT-OFF DATE LTV:                     48.1%
MATURITY DATE LTV:                    38.2%
DSCR:                                 1.93x
POST IO DSCR:                         1.50x
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated May 1, 2007.

THE 3 PENN PLAZA LOAN.

      THE LOAN. The second largest loan (the "3 Penn Plaza Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the 3 Penn
Plaza office property located in Newark, New Jersey (the "3 Penn Plaza
Property"). The 3 Penn Plaza Loan was originated on June 12, 2007 by Bear
Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrowers are Hartz RB II Limited Partnership and Hartz
Enterprises II Urban Renewal Associates, L.P., both New Jersey limited partnerships (collectively, the "3 Penn Plaza Borrower") that own no material assets other than the 3 Penn Plaza Property and related interests. The 3 Penn
Plaza Borrower is indirectly owned by Hartz Mountain Industries, Inc. ("Hartz
Mountain"). Hartz Mountain is a private owner of commercial real estate in the
U.S. Founded in 1966, the company owns and operates a portfolio of 200 buildings in the New York/New Jersey area, representing more than 38 million square feet of retail, hotel, office and industrial properties. The Chairman and CEO of
Hartz Mountain is Mr. Leonard N. Stern, who in 2006 had a personal net worth of
$2.7 billion, according to Forbes magazine.

      THE PROPERTY. The 3 Penn Plaza Property is a 21-story building which is made up of a 16-story, 781,627 square foot office building on top of a 5-story,
1,033 space parking garage and containing 5 ground floor retail stores totaling
4,432 square feet (all of which are part of the mortgage loan collateral). The 3
Penn Plaza Property collateral also includes the adjacent 1.48 acre parking lot containing 182

                                      T-26

additional parking spaces. The 3 Penn Plaza Property is located on the northeast corner of Raymond Boulevard and Raymond Plaza East in Newark, New Jersey. The
Holland Tunnel, providing access to New York City, is approximately 5 miles north of the 3 Penn Plaza Property, and I-78 and the Garden State Parkway are
each approximately 2 miles away. The 3 Penn Plaza Property was built by the sponsor in 1992 for Horizon Blue Cross Blue Shield of New Jersey (rated A by
S&P), which currently occupies 99.4% of the total square footage (100% of the office component) under a 20-year lease expiring in 2012, with two, 5-year renewal options. Founded in 1932, Horizon Blue Cross Blue Shield of New Jersey
is the largest health insurer in the State of New Jersey, providing insurance to nearly 3 million people throughout the state. As of May 1, 2007, the retail space at the 3 Penn Plaza Property was 100% occupied by 5 tenants.

      The following table presents certain information relating to the lease rollover at the 3 Penn Plaza Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                     AVERAGE                                           % OF TOTAL
                                   UNDERWRITTEN                                       UNDERWRITTEN       CUMULATIVE % OF TOTAL
                   # OF LEASES   BASE RENT PER SF   % OF TOTAL SF   CUMULATIVE %      BASE RENTAL       UNDERWRITTEN BASE RENTAL
      YEAR           ROLLING         ROLLING           ROLLING      OF SF ROLLING   REVENUES ROLLING        REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------

     Vacant            --                --               --              --               --                        --
      2007              1            $21.00               0%              0%               0%                        0%
      2008             --                --               --              0%               --                        0%
      2009             --                --               --              0%               --                        0%
      2010             --                --               --              0%               --                        0%
      2011             --                --               --              0%               --                        0%
      2012              4            $21.56             100%            100%              99%                      100%
      2013              1            $42.50               0%            100%               0%                      100%
      2014             --                --               --            100%               --                      100%
      2015             --                --               --            100%               --                      100%
      2016              1            $43.50               0%            100%               0%                      100%
  2017 & Beyond        --                --               --            100%               --                      100%
---------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenants at the 3 Penn Plaza Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              % OF TOTAL    ANNUALIZED
                                         CREDIT RATING                        ANNUALIZED      ANNUALIZED   UNDERWRITTEN
                                            (FITCH/       TENANT    % OF     UNDERWRITTEN    UNDERWRITTEN   BASE RENT       LEASE
             TENANT NAME                MOODY'S/S&P)(1)    NRSF     NRSF    BASE RENT ($)     BASE RENT    ($ PER NRSF)  EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Horizon Blue Cross Blue Shield of New      --/--/A        777,195     99%   $16,728,439(2)       99%        $21.52(2)     03/31/2012
Jersey
Hearx Ltd.                                --/--/--          1,979      0%          $41,559        0%          $21.00      12/31/2007
Delicious Deli, Inc.                      --/--/--            923      0%          $39,228        0%          $42.50      04/30/2013
JK-Pratik Newark-Penn Donuts, Inc.        --/--/--            510      0%          $25,643        0%          $50.28      09/30/2012
Soft Touch Newstand, Inc.                 --/--/--            510      0%          $25,245        0%          $49.50      09/30/2012
Subway Real Estate Corp.                  --/--/--            510      0%          $22,185        0%          $43.50      12/31/2016
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                    781,627    100%      $16,882,298      100%          $21.60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                                NAP                0      0%               $0        0%           $0.00          NAP
Vacant Space                                 NAP                0      0%               $0        0%           $0.00          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                    781,627    100%      $16,882,298      100%          $21.60
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   For Horizon Blue Cross Blue Shield of New Jersey, Annualized Underwritten
      Base Rent and Annualized Underwritten Base Rent per square foot include rent attributed to a parking lot to which no square footage is attributed.

      ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
3 Penn Plaza Borrower fails to provide evidence of payment, a monetary or other material default occurs under the Horizon Blue Cross Blue Shield of New Jersey
("Blue Cross") lease, or if at any time the Blue Cross lease is not in effect.
Cap Ex reserve springs if the 3 Penn Plaza Borrower fails to provide evidence of property maintenance, a monetary or other material default occurs under the Blue
Cross lease, or if at any time the Blue Cross lease is not in effect. A monthly lease rollover reserve equal to the difference between all rent and payments deposited pursuant to the Cash Management Agreement is required. With the ongoing build up of the reserve, it is estimated that the reserve will aggregate to approximately $33 million ($42 per square foot) by the time the Blue Cross lease expires in March 2012. Provided that (a) no uncured material event of default has occurred, (b) Blue Cross maintains a credit rating of BBB- or better, and (c) Blue Cross exercises its first extension option (or renews on other terms acceptable to the lender), the balance of the reserve shall be disbursed to the 3 Penn Plaza Borrower. However, the collection of the reserve will continue to remain in place until the fifth anniversary of the commencement of the first extension term. If the reserve is not released, as stated above, monthly deposits will be required on an on-going basis only when the reserve balance is less than $30 million. The 3 Penn Plaza Borrower may elect on an annual basis to replace all or a portion of such reserve with a letter of credit.

                                      T-27

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 3 Penn Plaza Loan.

      PROPERTY MANAGEMENT. The 3 Penn Plaza Property is managed by Hartz
Mountain Industries, Inc., an affiliate of the 3 Penn Plaza Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 3 Penn Plaza Loan and the 3
Penn Plaza Property is set forth on Appendix II hereto.

                                      T-28

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-29

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 - CHARLESTON TOWN CENTER
--------------------------------------------------------------------------------

                  [4 PHOTOS OF CHARLESTON TOWN CENTER OMITTED]

                                      T-30

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 - CHARLESTON TOWN CENTER
--------------------------------------------------------------------------------

         [MAP INDICATING THE LOCATION OF CHARLESTON TOWN CENTER OMITTED]

                                      T-31

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 - CHARLESTON TOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 MSMCH
ORIGINAL BALANCE:                     $100,000,000
CUT-OFF DATE BALANCE:                 $100,000,000
LOAN PURPOSE:                         Refinance
SHADOW RATING (FITCH/S&P/DBRS):       NAP
FIRST PAYMENT DATE:                   October 8, 2007
INTEREST RATE:                        5.555%
AMORTIZATION:                         Interest Only through September 8, 2012.
                                      Principal and interest payments of
                                      $571,244.58 beginning October 8, 2012
                                      through the maturity date.
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        September 8, 2017
EXPECTED MATURITY BALANCE:            $93,096,470
SPONSORS:                             Forest City Enterprises, Inc. and
                                      The Cafaro Company
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Locked out until the earlier of October 1,
                                      2010 or 2 years after the REMIC "start-up"
                                      day, with U.S. Treasury defeasance
                                      thereafter. Prepayable without a premium
                                      on and after June 8, 2017.

LOAN PER SF:                          $275.38

UP-FRONT RESERVES:                    None

ONGOING RESERVES:                     RE Tax:             Springing
                                      Insurance:          Springing
                                      TI/LC:              Springing

LOCKBOX:                              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Anchored
LOCATION:                             Charleston, WV
YEAR BUILT/RENOVATED:                 1983 / 2004
PERCENT LEASED(1):                    93.4%
SQUARE FOOTAGE:                       363,140
THE COLLATERAL:                       Regional mall

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Forest City Rental Properties Corporation

3RD MOST RECENT NOI (AS OF):          $9,369,376 (TTM 12/31/2004)
2ND MOST RECENT NOI (AS OF):          $9,145,466 (TTM 12/31/2005)
MOST RECENT NOI (AS OF):              $9,728,038 (TTM 12/31/2006)
U/W NET OP. INCOME:                   $9,213,402
U/W NET CASH FLOW:                    $8,830,650
U/W OCCUPANCY:                        93.4%
APPRAISED VALUE:                      $160,000,000
CUT-OFF DATE LTV:                     62.5%
MATURITY DATE LTV:                    58.2%
DSCR:                                 1.57x
POST IO DSCR:                         1.29x
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated May 1, 2007.

THE CHARLESTON TOWN CENTER LOAN.

      THE LOAN. The third largest loan (the "Charleston Town Center Loan") as evidenced by the Promissory Note is secured by a first priority Deed of Trust and Security Agreement encumbering the 363,140 square foot regional mall known as Charleston Town Center, located in Charleston, West Virginia (the "Charleston
Town Center Property"). The Charleston Town Center Loan was originated on
September 5, 2007, by or on behalf of Morgan Stanley Mortgage Capital Holdings
LLC.

      THE BORROWER. The borrower is Charleston Town Center SPE, LLC, a Delaware limited liability company (the "Charleston Town Center Borrower") that owns no material asset other than the Charleston Town Center Property and related interests. The Charleston Town Center Borrower is a wholly-owned subsidiary of
Forest City Enterprises, Inc. and The Cafaro Company, the sponsors of the
Charleston Town Center Loan. Forest City Enterprises, Inc. is a publicly traded real estate company with reported assets valued by it at $9.2 billion. It was established in 1921 and acquires, develops, owns and manages commercial and residential real estate properties throughout the United States. The Cafaro
Company is a privately owned real estate developer and manager of shopping centers located across the United States. It has been in the real estate industry for over 50 years.

      THE PROPERTY. The Charleston Town Center Property is located in
Charleston, West Virginia on an urban development site between the Civic Center and the Charleston Central Business District. The Charleston Town Center
Property was originally constructed in 1983 and renovated in 2004. It consists of a 782,720 square foot regional mall, which contains 31,687 square feet of major space, 300,174 square feet of in-line, food court and kiosk space, 19,621 square feet of strip center space and 11,658 square feet of office space. It is situated on approximately 26 acres. The Charleston Town Center Property is anchored by JC Penney, Sears and Macy's. The JC Penney

                                      T-32

store occupies 121,517 square feet, the Sears store occupies 179,199 square feet and the Macy's store occupies 118,864 square feet. The JC Penney, Sears and
Macy's stores are not part of the collateral for the Charleston Town Center
Loan.

      The following table presents certain information relating to the anchor tenants at the Charleston Town Center Property:

-----------------------------------------------------------------------------------------------------
                                                  CREDIT RATING OF
                                                   PARENT COMPANY                         COLLATERAL
ANCHOR(1)                PARENT COMPANY          (FITCH/MOODY'S/S&P)          GLA          INTEREST
-----------------------------------------------------------------------------------------------------

JC Penney                JC Penney Co. Inc.         BBB/Baa3/BBB-           121,517           No
Sears                    Sears Holdings Corp          BB/--/BB+             179,199           No
Macy's                   Macy's, Inc.               BBB/Baa2/BBB            118,864           No
-----------------------------------------------------------------------------------------------------
TOTAL                                                                       419,580
-----------------------------------------------------------------------------------------------------

(1)   The JC Penney, Sears and Macy's stores are not part of the collateral for the Charleston Town Center Loan.

      The following table presents certain information relating to the lease rollover at the Charleston Town Center Property:

--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

                                                                                                         CUMULATIVE % OF
                                   AVERAGE                                            % OF TOTAL              TOTAL
                     # OF        UNDERWRITTEN                                      UNDERWRITTEN BASE    UNDERWRITTEN BASE
                    LEASES     BASE RENT PER SF   % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES      RENTAL REVENUES
       YEAR         ROLLING        ROLLING           ROLLING       OF SF ROLLING        ROLLING              ROLLING
--------------------------------------------------------------------------------------------------------------------------

      Vacant          --                --               7%              7%                --                   --
       2007            5            $28.56               4%             11%                 5%                   5%
       2008           23            $36.62              11%             22%                15%                  20%
       2009           19            $27.76              14%             36%                15%                  35%
       2010           14            $21.18              16%             52%                13%                  48%
       2011           16            $33.10              10%             62%                13%                  61%
       2012            4            $26.32               4%             65%                 4%                  65%
       2013            4            $31.32               5%             70%                 6%                  70%
       2014            9            $20.09              11%             81%                 9%                  79%
       2015           10            $26.80              10%             91%                10%                  89%
       2016            9            $31.31               8%             99%                 9%                  98%
  2017 & Beyond        2            $30.17               1%            100%                 2%                 100%
--------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Charleston Town Center Property:

------------------------------------------------------------------------------------------------------------------------------
                                                                                     % OF TOTAL     ANNUALIZED
                          CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             (FITCH/         TENANT                 UNDERWRITTEN    UNDERWRITTEN    BASE RENT         LEASE
      TENANT NAME        MOODY'S/S&P)(1)      NRSF     % OF NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Steve & Barry's              --/--/--         31,687       9%         $285,183            3%          $9.00        01/31/2010
FYE                          --/--/--          9,275       3%         $250,425            3%         $27.00        01/31/2009
American Eagle               --/--/--          6,591       2%         $217,503            2%         $33.00        01/31/2013
Outfitters
The Gap                    BB+/Ba1/BB+         8,456       2%         $202,944            2%         $24.00        01/31/2010
Hollister                    --/--/--          7,000       2%         $175,000            2%         $25.00        01/31/2014
Victoria's Secret            --/--/--          6,694       2%         $174,044            2%         $26.00        01/31/2008
Abercrombie & Fitch          --/--/--          7,502       2%         $172,546            2%         $23.00        01/31/2012
Bennigan's                   --/--/--          7,578       2%         $170,356            2%         $22.48        11/30/2008
New York & Co                --/--/--          6,330       2%         $164,580            2%         $26.00        01/31/2016
Shoe Dept                    --/--/--          6,394       2%         $159,850            2%         $25.00        10/31/2007
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        97,507      27%       $1,972,431           21%         $20.23
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Other Tenants                   NAP          241,707      67%       $7,422,723           79%         $30.71         Various
Vacant Space                    NAP           23,926       7%               $0            0%          $0.00           NAP
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       363,140     100%       $9,395,154          100%         $27.70
------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. Upon an event of default or if the debt service coverage ratio falls below 1.10x on a trailing twelve month basis (each considered a "Trigger Event"), the Charleston Town Center Borrower is required to escrow the following amounts: (i) 1/12 of annual real estate taxes monthly for the twelve months following the Trigger Event, (ii) 1/12 of an amount that would cover the insurance premiums due for the renewal of the insurance policies, monthly and (iii) an amount equal to $1.00 per square foot of in-line retail space contained in the Charleston Town Center Property, monthly. The trigger period will end upon the cure of the event of default or when the debt service coverage ratio is equal to or greater than 1.10x on a trailing twelve month basis for three consecutive months.

      LOCKBOX AND CASH MANAGEMENT. None.

                                      T-33

      PROPERTY MANAGEMENT. The Charleston Town Center Property is managed by
Forest City Rental Properties Corporation, an affiliate of the Charleston Town
Center Borrower. The management agreement is subordinate to the Charleston Town
Center Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Charleston Town Center Loan and the Charleston Town Center Property is set forth on Appendix II hereto.

                                      T-34

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-35

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4 - RIVERCENTER I&II
--------------------------------------------------------------------------------

                         [3 PHOTOS OF RIVERCENTER I&II]

                                      T-36

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4 - RIVERCENTER I&II
--------------------------------------------------------------------------------

          [MAP INDICATING THE LOCATION(S) OF RIVERCENTER I&II OMITTED]

                                      T-37

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4 - RIVERCENTER I&II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 MSMCH
ORIGINAL BALANCE(1):                  $55,000,000
CUT-OFF DATE BALANCE(1):              $55,000,000
LOAN PURPOSE:                         Refinance
SHADOW RATING (FITCH/S&P/DBRS):       NAP
FIRST PAYMENT DATE:                   July 8, 2007
INTEREST RATE:                        6.600%
AMORTIZATION:                         Interest Only
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        June 8, 2014
EXPECTED MATURITY BALANCE(1):         $55,000,000
SPONSOR:                              Corporex Companies, LLC
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Locked out until the earlier of June 19,
                                      2010 or 2 years after the REMIC "start-up"
                                      day, with U.S. Treasury defeasance
                                      thereafter. Prepayable without a premium
                                      from and after March 8, 2014.

LOAN PER SF(1):                       $100.06

UP-FRONT RESERVES:                    RE Tax:                $577,879
                                      TI/LC:                 $1,250,000
                                      Air Rights Lease:      $31,670

ONGOING RESERVES:                     RE Tax:                $48,157 / month
                                      Cap Ex:                $11,525 / month
                                      TI/LC:                 $23,050 / month

                                      Ground Rent for        $7,500 / month
                                      RiverCenter I:

                                      Ground Rent for        $834 / month
                                      River Center II:

                                      Corporex / Five        Springing
                                      Seasons Rollover:

LOCKBOX:                              Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Office
PROPERTY SUB-TYPE:                    Suburban
LOCATION:                             Covington, KY
YEAR BUILT/RENOVATED:                 1990, 1997 / NAP
PERCENT LEASED(2):                    78.8%
SQUARE FOOTAGE:                       549,679
THE COLLATERAL:                       Two Class "A" office towers

OWNERSHIP INTEREST:                   Leasehold

PROPERTY MANAGEMENT:                  Corporex Management & Leasing, Inc.

3RD MOST RECENT NOI (AS OF):          $6,676,512 (TTM 12/31/2004)
2ND MOST RECENT NOI (AS OF):          $6,799,173 (TTM 12/31/2005)
MOST RECENT NOI (AS OF):              $6,115,122 (TTM 12/31/2006)
U/W NET OP. INCOME:                   $6,580,123
U/W NET CASH FLOW:                    $5,837,089
U/W OCCUPANCY:                        78.8%
APPRAISED VALUE:                      $90,000,000
CUT-OFF DATE LTV (1):                 61.1%
MATURITY DATE LTV(1):                 61.1%
DSCR (1):                             1.59x
POST IO DSCR:                         NAP
--------------------------------------------------------------------------------

(1)   The subject $55,000,000 loan represents the senior portion of a
      $65,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the $55,000,000 senior financing.

(2)   Percent Leased is based on the rent roll dated July 1, 2007.

THE RIVERCENTER I&II LOAN.

      THE LOAN. The fourth largest loan (the "RiverCenter I&II Loan") as evidenced by the Promissory Note is secured by a first priority leasehold
Mortgage and Security Agreement encumbering the 549,679 square foot office buildings known as RiverCenter I&II, located in Covington, Kentucky (the
"RiverCenter I&II Property"). The RiverCenter I&II Loan was originated on June
19, 2007, by or on behalf of Morgan Stanley Mortgage Capital Holdings LLC.

      THE BORROWER. The borrowers are CPX Rivercenter Office, LLC, a Kentucky limited liability company, and CPX Rivercenter Office II, LLC, a Kentucky limited liability company (collectively, the "RiverCenter I&II Borrower") that each own no material asset other than the RiverCenter I&II Property and related interests. The RiverCenter I&II Borrower is a wholly-owned subsidiary of
Corporex Companies, LLC, the sponsor of the RiverCenter I&II Loan. Corporex
Companies, LLC is a local developer of real estate in the Cincinnati and
Northern

                                      T-38

Kentucky area that was founded in 1965 by William P. Butler, who now serves as its Chairman and Director. The RiverCenter I&II Property serves as its headquarters.

      THE PROPERTY. The RiverCenter I&II Property is located in Covington,
Kentucky. It is located directly northeast of the Northern Kentucky Convention
Center and directly across from the Cincinnati Central Business District. The
RiverCenter I&II Property consists of two Class "A" office towers, which were originally constructed in 1990 and 1997. RiverCenter I is 19 stories high and contains 303,181 square feet. RiverCenter II is 16 stories high and contains
246,498 square feet. The RiverCenter I&II Property is ground leased by the
RiverCenter I&II Borrower pursuant to two office air leases with the city of
Covington, Kentucky. Both leases are in their current terms expiring in July 20,
2012, with five 25-year extensions.

      The following table presents certain information relating to the lease rollover at the RiverCenter I&II Property:

-------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

                                                                                                        CUMULATIVE % OF
                                     AVERAGE                                          % OF TOTAL             TOTAL
                       # OF        UNDERWRITTEN                                    UNDERWRITTEN BASE   UNDERWRITTEN BASE
                      LEASES     BASE RENT PER SF   % OF TOTAL SF   CUMULATIVE %    RENTAL REVENUES     RENTAL REVENUES
       YEAR           ROLLING        ROLLING           ROLLING      OF SF ROLLING       ROLLING             ROLLING
-------------------------------------------------------------------------------------------------------------------------

      Vacant            --                --              21%            21%               --                  --
       2007             15            $15.72               6%            27%                7%                  7%
       2008              9            $18.10              21%            48%               27%                 34%
       2009              4            $17.40               4%            51%                5%                 39%
       2010              5            $18.83               3%            54%                4%                 43%
       2011              4            $19.50               4%            59%                6%                 49%
       2012              4            $19.67               3%            62%                5%                 53%
       2013              3            $16.26               4%            66%                5%                 59%
       2014              4            $16.33               4%            70%                4%                 63%
       2015             --                --              --             70%               --                  63%
       2016              5            $16.16              20%            90%               24%                 87%
  2017 & Beyond          3            $18.26              10%           100%               13%                100%
-------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the RiverCenter I&II Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL     ANNUALIZED
                           CREDIT RATING                              ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                              (FITCH/        TENANT                  UNDERWRITTEN    UNDERWRITTEN    BASE RENT         LEASE
      TENANT NAME         MOODY'S/S&P)(1)     NRSF      % OF NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Omnicare                     --/B2/BB+        95,743       17%       $1,555,280          21%            $16.24       02/28/2016(2)
Ashland Inc.                 --/Ba1/BB+       56,382       10%       $1,068,439          14%            $18.95      12/31/2008
Corporex Companies            --/--/--        34,587        6%         $638,303           8%            $18.45       04/30/2017(3)
Jacor Communications          --/--/--        21,201        4%         $424,020           6%            $20.00      11/30/2008
Regent Communications         --/--/--        16,473        3%         $307,221           4%            $18.65      12/31/2008
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       224,386       41%       $3,993,264          53%            $17.80
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other Tenants                 Various        208,688       38%       $3,538,194          47%            $16.95        Various
Vacant Space                    NAP          116,605       21%               $0           0%             $0.00          NAP
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       549,679      100%       $7,531,458         100%            $13.70
----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Omnicare occupies 92,585 square feet that expires on February 28, 2016 and
      3,158 square feet that is MTM.

(3)   Corporex Companies occupies 1,999 square feet that expires on December 31,
      2007 and 32,588 square feet that expires on April 30, 2017.

      ESCROWS AND RESERVES. At loan origination, the RiverCenter I&II Borrower deposited amounts into the following reserve funds: (i) $577,879 for real estate taxes, (ii) $1,250,000 for tenant improvements and leasing commissions and (iii)
$31,670 in connection with the air rights lease with the city of Covington,
Kentucky. The RiverCenter I&II Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. The RiverCenter I&II Borrower is also required to make the following deposits: (i) $11,525 per month for capital expenditures, until an aggregate of $500,000 is on deposit; if at any time the balance of the
Cap Ex Escrow falls below the cap of $500,000, the RiverCenter I&II Borrower will be required to resume making monthly deposits, (ii) $23,050 per month for tenant improvements and leasing commissions, (iii) $7,500 per month in connection with the RiverCenter I ground lease and (iv) $834 per month in connection with the RiverCenter II ground lease. Upon the termination of any lease demising any part of the space leased by Corporex Realty & Investment LLC or the space leased by Five Seasons Sports Country Club, the RiverCenter I&II
Borrower's receipt of any notice exercising any termination under any lease or the vacancy of any portion of the leases with Corporex Realty & Investment LLC or Five Seasons Sports Country Club, the RiverCenter I&II Borrower is required to deposit with lender either (i) a lump sum equal to $10.00 per rentable square foot of space terminated or vacated, or alternatively (ii) the same total amount over 12 equal monthly installments, for tenant improvements and leasing commissions that may be incurred relating to the releasing of the Corporex Lease
Space or the Five Seasons Lease Space following such termination or vacancy.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the RiverCenter I&II Loan.

                                      T-39

      PROPERTY MANAGEMENT. The RiverCenter I&II Property is managed by Corporex
Management & Leasing, Inc., an affiliate of the RiverCenter I&II Borrower. The management agreement is subordinate to the RiverCenter I&II Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The RiverCenter I&II
Borrower may obtain financing from direct or indirect owners of the RiverCenter
I&II Borrower so long as such indebtedness (i) is fully subordinate to the Loan;
(ii) is unsecured and non-recourse to the RiverCenter I&II Borrower and any of its assets; (iii) has a market rate of interest and a maturity date and repayment schedule; (iv) is made solely to finance costs and expenses related to the operation of the RiverCenter I&II Property; (v) in the aggregate is in an amount that does not exceed 10% of the outstanding principal balance of the
RiverCenter I&II Loan; and (vi) is reflected in a non-consolidation opinion delivered to the lender at the closing of the additional financing in form and substance satisfactory to the lender and the rating agency.

      The RiverCenter I&II Property is additionally encumbered by a subordinated
B-Note with an original principal balance as of the Cut-off Date of $10,000,000, which is not included in the trust. The B-Note is coterminous with the
RiverCenter I&II Loan.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the RiverCenter I&II Loan and the
RiverCenter I&II Property is set forth on Appendix II hereto.

                                      T-40

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-41

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 5 - THE SHOPS AT BIDDEFORD CROSSING
--------------------------------------------------------------------------------

              [6 PHOTOS OF THE SHOPS AT BIDDEFORD CROSSING OMITTED]

                                      T-42

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 5 - THE SHOPS AT BIDDEFORD CROSSING
--------------------------------------------------------------------------------

    [MAP INDICATING THE LOCATION OF THE SHOPS AT BIDDEFORD CROSSING OMITTED]

                                      T-43

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 5 - THE SHOPS AT BIDDEFORD CROSSING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 BSCMI
ORIGINAL BALANCE:                     $44,800,000
CUT-OFF DATE BALANCE:                 $44,800,000
LOAN PURPOSE:                         Refinance
SHADOW RATING (FITCH/S&P/DBRS):       NAP
FIRST PAYMENT DATE:                   September 1, 2007
INTEREST RATE:                        5.9115%
AMORTIZATION:                         Interest Only
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        August 1, 2017
EXPECTED MATURITY BALANCE:            $44,800,000
SPONSOR:                              Stephen Karp
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Locked out through October 31, 2009, with
                                      U.S. Treasury defeasance thereafter.
                                      Prepayable without penalty on and after
                                      June 1, 2017.

LOAN PER SF:                          $116.47

UP-FRONT RESERVES:                    None

ONGOING RESERVES:                     RE Tax:             Springing
                                      Insurance:          Springing
                                      Cap Ex:             Springing

LOCKBOX:                              Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Anchored
LOCATION:                             Biddeford, ME
YEAR BUILT/RENOVATED:                 2006 / NAP
PERCENT LEASED(1):                    98.4%
SQUARE FOOTAGE:                       384,655
THE COLLATERAL:                       Class "A" anchored retail power center

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  NED Management Limited Partnership

3RD MOST RECENT NOI (AS OF):          NAP
2ND MOST RECENT NOI (AS OF):          NAP
MOST RECENT NOI (AS OF):              NAP
U/W NET OP. INCOME:                   $3,750,418
U/W NET CASH FLOW:                    $3,639,546
U/W OCCUPANCY:                        95.7%
APPRAISED VALUE:                      $65,000,000
CUT-OFF DATE LTV:                     68.9%
MATURITY DATE LTV:                    68.9%
DSCR:                                 1.36x
POST IO DSCR:                         NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated May 15, 2007.

THE SHOPS AT BIDDEFORD CROSSING LOAN.

      THE LOAN. The fifth largest loan (the "Shops at Biddeford Crossing Loan")
is evidenced by a promissory note and is secured by a first priority mortgage on the Shops at Biddeford Crossing retail property located in Biddeford, Maine (the
"Shops at Biddeford Crossing Property"). The Shops at Biddeford Crossing Loan
was originated on July 11, 2007 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is Biddeford Crossing II LLC, a Delaware limited liability company that owns no material assets other than the Shops at
Biddeford Crossing Property (the "Shops at Biddeford Crossing Borrower"). The
sponsor of the Shops at Biddeford Crossing Borrower is Stephen Karp. Mr. Karp is
the founder, CEO and President of New England Development, a real estate development and management company in the Northeast U.S. with over 25 million square feet of retail and commercial space. New England Development's portfolio includes lifestyle retail centers, office properties, hotels and planned communities.

      THE PROPERTY. The Shops at Biddeford Crossing Property is a 384,655 square foot anchored retail center located in Biddeford, York County, Maine. The Shops at Biddeford Crossing Property was built by the sponsor in 2006 and is located along State Highway ME-11 which bisects the Maine Turnpike (I-95) approximately one quarter mile from the property. As of May 15, 2007, the Shops at Biddeford
Crossing Property was 98.4% leased by 26 tenants. The Shops at Biddeford
Crossing Property is anchored by Lowe's (on a ground lease, representing approximately 43% of NRA and 17% of gross in-place rent) and is shadow anchored by Target, which is not part of the collateral for the Shops at Biddeford
Crossing Loan. The junior anchors include T.J. Maxx, Staples, Best Buy, Linens
`N Things, PetSmart and Old Navy. Pad sites at the Shops at Biddeford Crossing
Property include Chili's, Longhorn Steakhouse, Olive Garden (on a ground lease)
and TGI Friday's. Investment-grade tenants account for approximately 62% of the net rentable area and approximately 45% of the underwritten base rent at the property.

                                      T-44

      The following table presents certain information relating to the lease rollover at the Shops at Biddeford Crossing Property:

--------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                             AVERAGE                                        % OF TOTAL       CUMULATIVE % OF
                 # OF     UNDERWRITTEN                                     UNDERWRITTEN     TOTAL UNDERWRITTEN
                LEASES    BASE RENT PER  % OF TOTAL SF   CUMULATIVE %      BASE RENTAL         BASE RENTAL
    YEAR        ROLLING    SF ROLLING       ROLLING      OF SF ROLLING   REVENUES ROLLING    REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------

   Vacant         --             --            2%              2%               --                   --
    2007          --             --            --              2%               --                   --
    2008          --             --            --              2%               --                   --
    2009          --             --            --              2%               --                   --
    2010          --             --            --              2%               --                   --
    2011           2         $18.25            1%              3%               2%                   2%
    2012          --             --            --              3%               --                   2%
    2013           3         $26.32            2%              5%               6%                   7%
    2014           1         $18.00            1%              6%               2%                   9%
    2015          --             --            --              6%               --                   9%
    2016          10         $15.74           27%             33%              40%                  49%
--------------------------------------------------------------------------------------------------------------
2017 & Beyond     10          $8.19           67%            100%              51%                 100%
--------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenants at the Shops at Biddeford Crossing Property:

--------------------------------------------------------------------------------------------------------------------
                                                                             % OF TOTAL     ANNUALIZED
                          CREDIT RATING                      ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             (FITCH/       TENANT    % OF   UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
     TENANT NAME         MOODY'S/S&P)(1)    NRSF     NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
--------------------------------------------------------------------------------------------------------------------

Lowe's (Ground Lease)       A+/A1/A+       165,382    43%      $710,000         17%            $4.29      10/22/2026
T.J. Maxx                    --/A3/A        30,000     8%      $375,963          9%           $12.53      01/31/2017
Linens `N Things            --/--/--        28,473     7%      $341,676          8%           $12.00      01/31/2017
Staples                  BBB+/Baa1/BBB+     20,390     5%      $322,382          8%           $15.81      10/31/2016
PetSmart                    --/--/--        20,150     5%      $287,138          7%           $14.25      10/09/2016
Best Buy                  BBB+/Baa2/BBB     20,000     5%      $345,526          8%           $17.28      01/31/2017
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     284,395    74%    $2,382,686         58%            $8.38
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Other Tenants                Various        93,960    24%    $1,729,973         42%           $18.41       Various
Vacant Space                   NAP           6,300     2%            $0          0%            $0.00         NAP
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     384,655   100%    $4,112,659        100%           $10.87
--------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
Shops at Biddeford Crossing Borrower fails to provide evidence of payment or adequately insure the Shops at Biddeford Crossing Property, or upon the occurrence of an event of default. The Cap Ex reserve springs if the Shops at
Biddeford Crossing Borrower fails to maintain the Shops at Biddeford Crossing
Property to lender's satisfaction.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Shops at Biddeford Crossing Property.

      PROPERTY MANAGEMENT. The Shops at Biddeford Crossing Property is managed by NED Management Limited Partnership, an affiliate of the Shops at Biddeford
Crossing Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Shops at Biddeford
Crossing Borrower is permitted to incur future mezzanine debt, subject to the satisfaction of certain conditions set forth in the mortgage loan documents, including but not limited to: (i) the debt service coverage ratio on the aggregate debt must be equal to or greater than 1.10x (based on the actual loan constant); (ii) the LTV ratio on the aggregate debt may not exceed 85%; and
(iii) the execution of an acceptable subordination and intercreditor agreement.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the Shops at Biddeford Crossing
Loan and the Shops at Biddeford Crossing Property is set forth on Appendix II hereto.

                                      T-45

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 6 - HYLAN COMMONS
--------------------------------------------------------------------------------

                       [4 PHOTOS OF HYLAN COMMONS OMITTED]

                                      T-46

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 6 - HYLAN COMMONS
--------------------------------------------------------------------------------

             [MAP INDICATING THE LOCATION OF HYLAN COMMONS OMITTED]

                                      T-47

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 6 - HYLAN COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 BSCMI
ORIGINAL BALANCE:                     $32,000,000
CUT-OFF DATE BALANCE:                 $32,000,000
LOAN PURPOSE:                         Refinance
SHADOW RATING (FITCH/S&P/DBRS):       NAP
FIRST PAYMENT DATE:                   September 1, 2007
INTEREST RATE:                        5.732%
AMORTIZATION:                         Interest Only
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        August 1, 2017
EXPECTED MATURITY BALANCE:            $32,000,000
SPONSORS:                             Frederick S. Fish and Nathan J.
                                      Shmalo
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Locked out until 2 years after the REMIC
                                      "start-up" date, with U.S. Treasury
                                      defeasance thereafter. Prepayable without
                                      penalty from and after May 1, 2017.

LOAN PER SF:                          $374.61

UP-FRONT RESERVES:                    RE Tax:                $182,727
                                      Deferred Maintenance:  $70,724

ONGOING RESERVES:                     RE Tax:                $60,909 / month
                                      Insurance:             Springing
                                      Cap Ex:                $1,139 / month
                                      TI/LC:                 $2,083 / month
                                      Other:                 Springing

LOCKBOX:                              Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Anchored
LOCATION:                             Staten Island, NY
YEAR BUILT/RENOVATED:                 1995 / NAP
PERCENT LEASED(1):                    100.0%
SQUARE FOOTAGE:                       85,423
THE COLLATERAL:                       Anchored retail center

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  The Real Estate Equity Company, LLC

3RD MOST RECENT NOI (AS OF):          $2,319,627 (TTM 12/31/2005)
2ND MOST RECENT NOI (AS OF):          $2,129,113 (TTM 12/31/2006)
MOST RECENT NOI (AS OF):              $2,378,255 (TTM 06/30/2007)
U/W NET OP. INCOME:                   $2,705,149
U/W NET CASH FLOW:                    $2,602,719
U/W OCCUPANCY:                        95.0%
APPRAISED VALUE:                      $46,000,000
CUT-OFF DATE LTV:                     69.6%
MATURITY DATE LTV:                    69.6%
DSCR:                                 1.40x
POST IO DSCR:                         NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated May 1, 2007.

THE HYLAN COMMONS LOAN.

      THE LOAN. The sixth largest loan (the "Hylan Commons Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Hylan
Commons retail property located in Staten Island, New York (the "Hylan Commons
Property"). The Hylan Commons Loan was originated on July 2, 2007 by Bear
Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is TREECO/Hylan Limited Partnership, a
Connecticut limited partnership (the "Hylan Commons Borrower") that owns no material assets other than the Hylan Commons Property. The Hylan Commons
Borrower is sponsored by the members of The Real Estate Equity Company, LLC
("TREECO"), Frederick S. Fish and Nathan J. Shmalo. TREECO has owned and managed approximately 1.5 million square feet of shopping centers in the Midwest and
Northeast US for over 25 years. The TREECO portfolio of properties has a current estimated market value of $500 million and net equity value of $250.0 million.

      THE PROPERTY. The Hylan Commons Property is an 85,423 square foot anchored retail center located in Staten Island, New York. The Hylan Commons Property was
built by the sponsor in 1995, and as of May 1, 2007, was 100% leased to thirteen tenants. Access to the Hylan Commons Property is provided by the Staten Island
Expressway (I-278) and Route 440 (Dr. Martin Luther King Jr. Expressway).
Additionally, public transportation is provided via train (Staten Island Rapid
Transit Authority) which stops less than one mile from the Hylan Commons
Property and both local and express buses, many of which stop directly in front of the Hylan Commons Property. The Hylan Commons Property is anchored by a
21,000 square foot T.J. Maxx which reported sales of $404 per square foot in
2006. Other national and regional tenants include Annie Sez, The Gap, Children's
Place, New York & Co. (Lerner), Applebee's, Starbucks, Boston Chicken and
Avenue.

                                      T-48

      The following table presents certain information relating to the lease rollover at the Hylan Commons Property:

---------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE

                             AVERAGE                                         % OF TOTAL       CUMULATIVE % OF
                 # OF     UNDERWRITTEN                                      UNDERWRITTEN     TOTAL UNDERWRITTEN
                LEASES    BASE RENT PER   % OF TOTAL SF   CUMULATIVE %      BASE RENTAL         BASE RENTAL
    YEAR        ROLLING    SF ROLLING        ROLLING      OF SF ROLLING   REVENUES ROLLING    REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------

   Vacant         --             --             --              --               --                  --
    2007          --             --             --              --               --                  --
    2008          --             --             --              --               --                  --
    2009          --             --             --              --               --                  --
    2010           2         $38.47            12%             12%              13%                 13%
    2011           4         $30.70            49%             61%              42%                 55%
    2012          --             --             --             61%               --                 55%
    2013          --             --             --             61%               --                 55%
    2014           2         $46.00            12%             73%              15%                 70%
    2015          --             --             --             73%               --                 70%
    2016           2         $37.02            13%             86%              14%                 84%
---------------------------------------------------------------------------------------------------------------
2017 & Beyond      3         $40.82            14%            100%              16%                100%
---------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenants at the Hylan Commons Property:

-------------------------------------------------------------------------------------------------------------------

                                                                            % OF TOTAL     ANNUALIZED
                          CREDIT RATING                     ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             (FITCH/       TENANT   % OF   UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
     TENANT NAME         MOODY'S/S&P)(1)    NRSF    NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------

T.J. Maxx                    --/A3/A       21,000    25%      $692,120          23%          $32.96      01/31/2011
Annie Sez                   --/--/--       14,000    16%      $304,920          10%          $21.78      01/31/2011
The Gap                     --/--/--        7,500     9%      $274,500           9%          $36.60      11/30/2010
Applebee's                  --/--/--        6,675     8%      $211,865           7%          $31.74      01/01/2016
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     49,175    58%    $1,483,405          49%          $30.17
-------------------------------------------------------------------------------------------------------------------

Other Tenants                Various       36,248    42%    $1,562,554          51%          $43.11       Various
Vacant Space                   NAP              0     0%            $0           0%           $0.00         NAP
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     85,423   100%    $3,045,959         100%          $35.66
-------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. The Hylan Commons Borrower is required to escrow
1/12 of annual real estate taxes monthly. Insurance reserves spring upon the occurrence of an event of default or upon the failure of the Hylan Commons
Borrower to provide evidence of payment of insurance premiums. The Hylan Commons
Borrower is also required to reserve $1,139 monthly in a Cap Ex reserve and
$2,083 monthly in a TI/LC reserve. Additionally, The Hylan Commons Borrower is required to escrow $210,000 or an acceptable letter of credit if T.J. Maxx does not renew its lease by January 31, 2010 and $140,000 or an acceptable letter of credit if Annie Sez does not renew its lease by July 31, 2010.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is triggered if T.J. Maxx does not renew its lease by January 31, 2010 and the Hylan Commons Borrower fails to deposit the T.J. Maxx Leasing Deposit with lender, or if Annie Sez does not renew its lease by July 31, 2010 and the Hylan Commons Borrower fails to deposit the Annie Sez Leasing Deposit with lender.

      PROPERTY MANAGEMENT. The Hylan Commons Property is managed by The Real
Estate Equity Company, LLC, an affiliate of the Hylan Commons Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Hylan Commons Loan and the
Hylan Commons Property is set forth on Appendix II hereto.

                                      T-49

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - COLE RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                        [6 PHOTOS OF COLE RETAIL OMITTED]

                                      T-50

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - COLE RETAIL PORTFOLIO
--------------------------------------------------------------------------------

             [5 MAPS INDICATING THE LOCATION OF COLE RETAIL OMITTED]

                                      T-51

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 - COLE RETAIL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 BSCMI
ORIGINAL BALANCE:                     $31,292,000
CUT-OFF DATE BALANCE:                 $31,292,000
LOAN PURPOSE:                         Acquisition
SHADOW RATING (FITCH/S&P/DBRS):       NAP
FIRST PAYMENT DATE:                   August 1, 2007
INTEREST RATE:                        5.711%
AMORTIZATION:                         Interest Only
ARD:                                  July 1, 2017
HYPERAMORTIZATION:                    After the ARD, the loan interest
                                      rate steps up to the lesser of (i)
                                      7.711% and (ii) the then current
                                      10-year treasury yield plus 2%,
                                      not to exceed 10.711%.
MATURITY DATE:                        July 1, 2037
EXPECTED ARD BALANCE:                 $31,292,000
SPONSOR:                              Cole Credit Property Trust II, Inc.
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Locked out until 2 years after the REMIC
                                      "start-up" date. In connection with any
                                      voluntary prepayment, the borrower must
                                      pay a premium equal to the greater of
                                      a yield maintenance premium and 1% of the
                                      principal balance. Prepayable without
                                      penalty on and after April 1, 2017.
LOAN PER SF:                          $116.15

UP-FRONT RESERVES:                    None

ONGOING RESERVES:                     RE Tax:             Springing
                                      Insurance:          Springing
                                      Cap Ex:             Springing

LOCKBOX:                              Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Portfolio
PROPERTY TYPE:                        Retail
PROPERTY SUB-TYPE:                    Free Standing
LOCATION:                             Various - See Table
YEAR BUILT/RENOVATED:                 Various - See Table
PERCENT LEASED(1):                    100.0%
SQUARE FOOTAGE:                       269,402
THE COLLATERAL:                       Six free standing retail
                                      properties
OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Cole Realty Advisors, Inc.

3RD MOST RECENT NOI (AS OF):          NAP
2ND MOST RECENT NOI (AS OF):          NAP
MOST RECENT NOI (AS OF):              NAP
U/W NET OP. INCOME:                   $2,817,665
U/W NET CASH FLOW:                    $2,682,337
U/W OCCUPANCY:                        95.0%
APPRAISED VALUE:                      $45,250,000
CUT-OFF DATE LTV:                     69.2%
ARD LTV:                              69.2%
DSCR:                                 1.48x
POST IO DSCR:                         NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the leases expiring between 2014 and 2020.

THE COLE RETAIL PORTFOLIO LOAN.

      THE LOAN. The seventh largest loan (the "Cole Retail Portfolio Loan") is evidenced by a promissory note and is secured by six cross-collateralized and cross-defaulted first priority mortgages on the Cole Retail Portfolio, a portfolio of six retail properties located in California, Illinois, Rhode
Island, Texas and New Jersey (the "Cole Retail Portfolio Properties"). The Cole
Retail Portfolio Loan was originated on June 27, 2007 by Bear Stearns Commercial
Mortgage, Inc.

      THE BORROWER. The borrowers are Cole BB Evanston IL, LLC; Cole AS Houston
TX, LLC; Cole EK Mantua NJ, LLC; Cole EK Vineland NJ, LLC; and Cole MT Warwick
RI, LLC, each of which is a Delaware limited liability company, and Cole WA
Eureka CA, LP, a Delaware limited partnership (collectively, the "Cole Retail
Portfolio Borrower"), each owning no material assets other than one of the six
Cole Retail Portfolio Properties. The sponsor of the Cole Retail Portfolio
Borrower is Cole Credit Property Trust II, Inc. The Cole Companies ("Cole"),
together with its subsidiaries and affiliates, is a fully-integrated real estate company providing a variety of services. As of January 31, 2007, Cole's consolidated portfolio of owned and managed assets included 229 properties comprising 8.6 million square feet purchased for approximately $1.5 billion.

      THE PROPERTIES. The Cole Retail Portfolio Properties consist of six retail properties located in California, Illinois, Rhode Island, Texas and New Jersey.
WinCo Foods - Eureka is an 82,490 square foot free standing property 100% leased to WinCo Foods, LLC and located in Eureka, California, approximately 225 miles north of San Francisco and 40 miles south of the Oregon / California border.
Best Buy Evanston is a 45,397 square foot free standing retail property located in Evanston, Illinois, a northern suburb of Chicago about twelve miles north of the Chicago central business district. Best Buy/Savers - Warwick is a 64,514 square foot free standing retail property 100% leased

                                      T-52

by Supervalu, Inc. which has subleased its space to Best Buy and Office Depot.
Office Depot, in turn, subleased its space to TVI, Inc. (d/b/a Savers). Academy
Sports - Houston is a 53,381 square foot free standing property located in
Houston, Texas, approximately 15 miles west of the Houston central business district. Eckerd - Vineland is a 14,910 square foot free standing property located in Vineland, New Jersey, approximately 25 miles west of Atlantic City.
Eckerd - Mantua is an 8,710 square foot free standing property located in
Mantua, New Jersey, approximately 10 miles southeast of the Philadelphia central business district.

      The following table presents certain information relating to the Cole
Retail Portfolio Properties:

-----------------------------------------------------------------------------------------------------------------
                                            ALLOCATED    NET RENTABLE   YEAR BUILT /    APPRAISED    U/W NET CASH
PROPERTY                    LOCATION       LOAN AMOUNT    AREA (SF)       RENOVATED       VALUE          FLOW
-----------------------------------------------------------------------------------------------------------------

WinCo Foods - Eureka        Eureka, CA     $11,247,000      82,490       1960 / 1997   $16,700,000      $919,007
Best Buy Evanston           Evanston, IL    $5,900,000      45,397       1996 / NAP     $8,400,000      $493,113
Best Buy/Savers - Warwick   Warwick, RI     $5,350,000      64,514       1992 / NAP     $7,590,000      $485,744
Academy Sports - Houston    Houston, TX     $3,825,000      53,381       1995 / NAP     $5,460,000      $324,542
Eckerd - Vineland           Vineland, NJ    $3,500,000      14,910       1997 / NAP     $5,000,000      $322,327
Eckerd - Mantua             Mantua, NJ      $1,470,000       8,710       1993 / NAP     $2,100,000      $137,604
-----------------------------------------------------------------------------------------------------------------
TOTAL                                      $31,292,000     269,402                     $45,250,000    $2,682,337
-----------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the lease rollover at the Cole Retail Portfolio Properties:

---------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE

                             AVERAGE                                         % OF TOTAL       CUMULATIVE % OF
                 # OF     UNDERWRITTEN                                      UNDERWRITTEN     TOTAL UNDERWRITTEN
                LEASES    BASE RENT PER   % OF TOTAL SF   CUMULATIVE %      BASE RENTAL         BASE RENTAL
    YEAR        ROLLING    SF ROLLING        ROLLING      OF SF ROLLING   REVENUES ROLLING    REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------

    Vacant         --            --             --              --               --                  --
     2007          --            --             --              --               --                  --
     2008          --            --             --              --               --                  --
     2009          --            --             --              --               --                  --
     2010          --            --             --              --               --                  --
     2011          --            --             --              --               --                  --
     2012          --            --             --              --               --                  --
     2013          --            --             --              --               --                  --
     2014           1        $18.05             3%              3%               5%                  5%
     2015           1         $7.11            20%             23%              12%                 18%
     2016           1        $12.66            31%             54%              34%                 52%
---------------------------------------------------------------------------------------------------------------
2017 & Beyond       3        $11.83            46%            100%              48%                100%
---------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenants at the Cole Retail Portfolio Properties:

------------------------------------------------------------------------------------------------------------------------

                                                                                 % OF TOTAL     ANNUALIZED
                              CREDIT RATING                      ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                 (FITCH/       TENANT    % OF   UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
     TENANT NAME             MOODY'S/S&P)(1)    NRSF     NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
------------------------------------------------------------------------------------------------------------------------

WinCo Foods, LLC                --/--/--        82,490    31%     $1,043,955         34%           $12.66     06/23/2016
SuperValu, Inc. (subleases
to Best Buy and Savers)         --/--/--        64,514    24%       $537,625         18%            $8.33     02/01/2020
Academy Corp.                   --/--/--        53,381    20%       $379,277         12%            $7.11     05/08/2015
Best Buy                      BBB+/Baa2/BBB     45,397    17%       $576,300         19%           $12.69     02/27/2017
Eckerd Drugs                    --/--/--        23,620     9%       $520,537         17%           $22.04     Various(2)
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         269,402   100%     $3,057,694        100%           $11.35
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP               0     0%             $0          0%            $0.00        NAP
Vacant Space                       NAP               0     0%             $0          0%            $0.00        NAP
------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         269,402   100%     $3,057,694        100%           $11.35
------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   8,710 square feet of Eckerd Drugs' space (the Eckerd - Mantua property)
      expires on June 17, 2014; the remaining 14,910 square feet (the Eckerd -
      Vineland property) expires on March 5, 2019.

      ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if an event of default occurs or if the Cole Retail Portfolio Borrower fails to provide evidence of payment and insurance coverage. Cap Ex reserve springs if an event of default occurs or if the Cole Retail Portfolio Borrower fails to make all necessary replacements or maintain the Cole Retail Portfolio Properties to the lender's satisfaction.

      LOCKBOX AND CASH MANAGEMENT. A springing hard lockbox is in place with respect to the Cole Retail Portfolio Loan. A cash management event is triggered upon (i) an event of default, (ii) the bankruptcy or insolvency of the Cole
Retail Portfolio Borrower, property

                                      T-53

manager, or tenant, (iii) the tenant at the WinCo Foods - Eureka property vacating the premises or ceasing to operate its business at the WinCo Foods -
Eureka property prior to the expiration of its lease, (iv) notice that two tenants will not renew their leases or failure to give timely notice that they will renew their leases in accordance with their terms, (v) the failure of the
Cole Retail Portfolio Borrower to repay the Cole Retail Portfolio Loan at least one month prior to the Anticipated Repayment Date or (vi) any two tenants vacate the premises or cease to do business prior to the expiration of their leases.

      PROPERTY MANAGEMENT. The Cole Retail Portfolio Properties are managed by
Cole Realty Advisors, Inc., an affiliate of the Cole Retail Portfolio Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PROPERTIES. On or after the date that is 2 years after the closing date of this securitization, the Cole Retail Portfolio Borrower may release any property from the lien of the related mortgage securing the Cole
Retail Portfolio Loan, subject to the satisfaction of certain requirements and conditions set forth in the loan documents including, but not limited to, the following: (i) payment of an amount equal to 115% of the allocated loan amount for the released property plus the applicable yield maintenance premium (subject to condition (v) below), (ii) the LTV immediately following the release is not greater than 70.5%, (iii) the DSCR immediately following the release is at least equal to or greater than the greater of 0.90x based on a 9.30% constant (which equates to a DSCR of 1.45x based on the actual loan constant) and the DSCR immediately prior to such release, (iv) the WinCo Foods - Eureka property must be one of the first three properties to be released, (v) if any individual property is released prior to the release of the WinCo Foods - Eureka property, the release amount for such individual property shall equal 166% of the allocated loan amount for such individual property plus the applicable yield maintenance premium, and (vi) no more than four properties may be released unless in connection with prepayment of the Cole Retail Portfolio Loan in full.

      SUBSTITUTION OF PROPERTIES. The Cole Retail Portfolio Borrower may
substitute any Cole Retail Portfolio Property with an individual property of like kind and quality up to three times, subject to the satisfaction of certain requirements and conditions including, but not limited to: (i) the aggregate
DSCR immediately after the substitution is not less than the greater of the aggregate DSCR at origination and the aggregate DSCR immediately prior to the substitution, (ii) the fair market value of the substitute property is not less than the greater of (a) the fair market value of the substituted property as of the origination date and (b) the fair market value of the substituted property on the date immediately preceding the substitution, (iii) the payment of a fee equal to 0.5% of the outstanding principal balance of the allocated loan amount of the substituted property and (iv) the lender has received confirmation from the rating agencies that such substitution will not result in a withdrawal, qualification or downgrade in the ratings of the certificates.

      Certain additional information regarding the Cole Retail Portfolio Loan and the Cole Retail Portfolio Properties is set forth on Appendix II hereto.

                                      T-54

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-55

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 - THE COVE APARTMENTS
--------------------------------------------------------------------------------

                    [3 PHOTOS OF THE COVE APARTMENTS OMITTED]

                                      T-56

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 - THE COVE APARTMENTS
--------------------------------------------------------------------------------

          [MAP INDICATING THE LOCATION OF THE COVE APARTMENTS OMITTED]

                                      T-57

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 - THE COVE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 PCFII
ORIGINAL BALANCE:                     $29,000,000
CUT-OFF DATE BALANCE:                 $29,000,000
LOAN PURPOSE:                         Refinance
SHADOW RATING (FITCH/S&P/DBRS):       BBB- / A+ / BBB (low)
FIRST PAYMENT DATE:                   November 1, 2007
INTEREST RATE:                        5.756%
AMORTIZATION:                         Interest Only
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        October 1, 2017
EXPECTED MATURITY BALANCE:            $29,000,000
SPONSORS:                             Charles M. Heers and Marilyn C. Heers
INTEREST CALCULATION:                 Actual/360
CALL PROTECTION:                      Locked out until the earlier of November
                                      1, 2011 or 2 years after the REMIC
                                      "start-up" day, with U.S. Treasury
                                      defeasance. Prepayable without penalty
                                      from and after August 1, 2017.

LOAN PER UNIT:                        $44,478.53

UP-FRONT RESERVES:                    None

ONGOING RESERVES:                     RE Tax:            Springing
                                      Insurance:         Springing

LOCKBOX:                              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Multifamily
PROPERTY SUB-TYPE:                    Garden
LOCATION:                             Phoenix, AZ
YEAR BUILT/RENOVATED:                 2001 / NAP
PERCENT LEASED(1):                    91.0%
UNITS:                                652
THE COLLATERAL:                       78 two-story garden apartment buildings
OWNERSHIP INTEREST:                   Fee
PROPERTY MANAGEMENT:                  Heers Management Company, Inc.

3RD MOST RECENT NOI (AS OF):          NAP

2ND MOST RECENT NOI (AS OF):          $2,724,905 (TTM 12/31/2005)

MOST RECENT NOI (AS OF):              $3,235,467 (TTM 12/31/2006)
U/W NET OP. INCOME:                   $3,553,357
U/W NET CASH FLOW:                    $3,376,013
U/W OCCUPANCY:                        90.3%
APPRAISED VALUE:                      $62,500,000
CUT-OFF DATE LTV:                     46.4%
MATURITY DATE LTV:                    46.4%
DSCR:                                 1.99x
POST IO DSCR:                         NAP
--------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated September 4, 2007.

THE COVE APARTMENTS LOAN.

      THE LOAN. The eighth largest loan ("The Cove Apartments Loan") as evidenced by the Secured Promissory Note is secured by a first priority fee Deed of Trust, Security Agreement, and Assignment of Rents encumbering the multifamily building containing 652 units known as The Cove Apartments, located in Phoenix, Arizona ("The Cove Apartments Property"). The Cove Apartments Loan
was originated on September 4, 2007 by or on behalf of Principal Commercial
Funding II, LLC.

      THE BORROWER. The borrower is River Oaks Apartments Limited Partnership
("The Cove Apartments Borrower"). The borrower is comprised of Heers Family
Trust dated March 16, 1983 (Charles M. and Marilyn C. Heers, Trustees), Managing
Member (89.6%), Heers Family Trust dated March 16, 1983 (Charles M. and Marilyn
C. Heers, Trustees), Limited Partner (9.4%) and Brett C. Heers Family Trust,
Limited Partner (1.0%). Charles M. & Marilyn C. Heers (carveout guarantors)
currently own approximately 5,300 units in Phoenix, Las Vegas, and Southern
California with approximately 50 years of real estate experience.

      THE PROPERTY. The Cove Apartments Property consists of a 652 unit garden-style apartment complex built in 2001 consisting of 78 two-story buildings. Also located on site is an office building, an exercise building, a clubhouse building and a community mailbox structure. Unit mix consists of 121
(19%) 1 BR/1 BA units, 41 (6%) 2 BR/1 BA, 385 (59%) 2 BR/2 BA units and 105
(16%) 3 BR/2 BA units. Project amenities include electronic security gates, a fitness center, two swimming pools (one is heated) and one spa, and parking
(open and covered). The Cove Apartments Property is situated on a site containing a total of 31.435 net acres. Parking is provided for 1,070 vehicles
(1.64/unit), 674 spaces of which are covered. The Cove Apartments Property is located in Phoenix, Maricopa County, Arizona. The Cove Apartments Property is
approximately 1 mile north of I-10 and 1.5 miles east of the Loop 101 (Agua Fria
Freeway). Access to I-10 is provided at 83rd Avenue. The Cove Apartments
Property is located approximately 10 miles west of the Phoenix central business district. Recent development within 5 miles of The Cove Apartments Property includes a new arena for the NHL Phoenix Coyotes and the new Arizona Cardinals
stadium.

                                      T-58

      The following table presents certain information relating to the units of
The Cove Apartments Property:

---------------------------------------------------------------------------------------------------------------
                                                                          AVERAGE MONTHLY   AVERAGE ANNUAL RENT
UNIT TYPE    NUMBER OF UNITS   PERCENT LEASED (1)   AVERAGE SF PER UNIT    RENT PER UNIT          PER SF
---------------------------------------------------------------------------------------------------------------

1-Bedroom          121                98%                   717                 $602                $10
2-Bedroom          426                91%                   941                 $702                 $9
3-Bedroom          105                84%                 1,258                 $808                 $8
---------------------------------------------------------------------------------------------------------------
TOTAL              652                91%                   950                 $701                 $9
---------------------------------------------------------------------------------------------------------------

(1)   Percent leased is based on the rent roll dated September 4, 2007.

      ESCROWS AND RESERVES. Upon the occurrence of an event of default or the debt service coverage ratio falls below 1.0x for trailing 12 months on an actual basis determined annually based on the actual debt service, The Cove Apartments
Borrower is required to deposit monthly 1/12 of the estimated annual real estate taxes and insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Cove Apartments Property is managed and leased by
Heers Management Company, Inc. which is an affiliate of The Cove Apartments
Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Future mezzanine financing is permitted subject to various conditions including but not limited to: (i) the amount will not result in an aggregate LTV greater than 60% and DSCR less than
1.50x; (ii) lender must approve the mezzanine lender and financing documents and mortgage loan lender shall enter into an intercreditor agreement with mezzanine lender; and (iii) confirmation from applicable rating agencies of no downgrade, withdrawal or qualification to current ratings of the certificates resulting from mezzanine financing.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Cove
Apartments Property is additionally encumbered by a $500,000 B-Note subordinate to The Cove Apartments Note and with a coupon of 6.58%. The B-Note is interest only and is coterminous with The Cove Apartments Note.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding The Cove Apartments Loan and The
Cove Apartments Property is set forth on Appendix II hereto.

                                      T-59

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 9 - 333 & 555 NORTH POINT CENTER
--------------------------------------------------------------------------------

               [5 PHOTOS of 333 & 555 NORTH POINT CENTER OMITTED]

                                      T-60

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 9 - 333 & 555 NORTH POINT CENTER
--------------------------------------------------------------------------------

      [MAP INDICATING THE LOCATION OF 333 & 555 NORTH POINT CENTER OMITTED]

                                      T-61

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 9 - 333 & 555 NORTH POINT CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 MSMCH
ORIGINAL BALANCE:                     $32,500,000
CUT-OFF DATE BALANCE:                 $28,983,504
LOAN PURPOSE:                         Refinance
SHADOW RATING (FITCH/S&P/DBRS):       NAP
FIRST PAYMENT DATE:                   December 1, 2001
INTEREST RATE:                        7.000%
AMORTIZATION:                         300 months
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        November 1, 2011
EXPECTED MATURITY BALANCE:            $25,636,014
SPONSOR:                              Cousins Properties Incorporated
INTEREST CALCULATION:                 30/360

CALL PROTECTION:                      Prepayable with a premium since November
                                      1, 2006. In connection with any voluntary
                                      prepayment, the borrower must pay a
                                      premium equal to the greater of (i) 1% of
                                      the prepayment principal or (ii) yield
                                      maintenance. Prepayable without a premium
                                      from and after June 1, 2011.

LOAN PER SF:                          $102.92

UP-FRONT RESERVES:                    TI/LC:        $250,000

ONGOING RESERVES:                     None

LOCKBOX:                              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Office
PROPERTY SUB-TYPE:                    Suburban
LOCATION:                             Alpharetta, GA
YEAR BUILT/RENOVATED:                 1997, 1999 / NAP
PERCENT LEASED(1):                    86.8%
SQUARE FOOTAGE:                       281,599
THE COLLATERAL:                       Two Class "A" office buildings

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Cousins Properties Incorporated

3RD MOST RECENT NOI (AS OF):          $3,505,881 (TTM 12/31/2004)
2ND MOST RECENT NOI (AS OF):          $2,946,445 (TTM 12/31/2005)
MOST RECENT NOI (AS OF):              $3,056,727 (TTM 12/31/2006)
U/W NET OP. INCOME:                   $3,335,898
U/W NET CASH FLOW:                    $3,018,995
U/W OCCUPANCY:                        86.7%
APPRAISED VALUE:                      $51,350,000
CUT-OFF DATE LTV:                     56.4%
MATURITY DATE LTV:                    49.9%
DSCR:                                 1.10x
POST IO DSCR:                         NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated August 1, 2007.

THE 333 & 555 NORTH POINT CENTER LOAN.

      THE LOAN. The ninth largest loan (the "333 & 555 North Point Center Loan")
as evidenced by the Promissory Note is secured by a first priority Deed to
Secure Debt, Assignment of Leases and Rents and Security Agreement encumbering the 281,599 square foot office buildings known as 333 & 555 North Point Center, located in Alpharetta, Georgia (the "333 & 555 North Point Center Property").
The 333 & 555 North Point Center Loan was originated on October 31, 2001, by or on behalf of Teachers Insurance and Annuity Association of America and
subsequently acquired by Morgan Stanley Mortgage Capital Holdings LLC.

      THE BORROWER. The borrower and sponsor is Cousins Properties Incorporated, a Georgia corporation (the "333 & 555 North Point Center Borrower"). Cousins
Properties Incorporated is a fully-integrated equity REIT headquartered in
Atlanta that has been public since 1962 and trades on the NYSE under the symbol
"CUZ." Its reported portfolio consists of interests in 7.5 million square feet of office space, 3.8 million square feet of retail space, 416,000 square feet of industrial space, two residential condominium properties that are under development and over 10,000 acres of land tracts for sale or future development.

      THE PROPERTY. The 333 & 555 North Point Center Property consists of two office buildings located in Alpharetta, Georgia at 333 North Point Center East
and 555 North Point Center East. The 333 and 555 North Point Center Property is
located in the North Fulton submarket, approximately 15 miles north of Buckhead and 25 miles north of downtown Atlanta. 333 North Point Center was completed in
1997 and contains six stories and 129,586 square feet. 555 North Point Center was completed in 1999 and contains seven stories and 152,013 square feet. The
333 & 555 North Point Center Property includes 1,295 parking spaces. The buildings are constructed of reinforced concrete with reflective glass.

                                      T-62

      The following table presents certain information relating to the lease rollover at the 333 & 555 North Point Center Property:

--------------------------------------------------------------------------------------------------------------------
                                              LEASE ROLLOVER SCHEDULE

                                                                                                    CUMULATIVE % OF
                                AVERAGE                                           % OF TOTAL             TOTAL
                   # OF       UNDERWRITTEN                                     UNDERWRITTEN BASE   UNDERWRITTEN BASE
                  LEASES    BASE RENT PER SF   % OF TOTAL SF   CUMULATIVE %     RENTAL REVENUES     RENTAL REVENUES
     YEAR         ROLLING       ROLLING           ROLLING      OF SF ROLLING        ROLLING             ROLLING
--------------------------------------------------------------------------------------------------------------------

    Vacant          --                 --           13%             13%                --                  --
     MTM             2(1)          $ 0.00            1%             14%                --                  --
     2007            1             $13.67            2%             16%                2%                  2%
     2008            6             $18.93           17%             33%               20%                 22%
     2009            7             $17.96           15%             48%               16%                 38%
     2010            1             $18.85            2%             49%                2%                 40%
     2011            4             $20.74           15%             65%               20%                 60%
     2012            3             $19.44            4%             69%                5%                 65%
     2013           --                 --            --             69%                --                 65%
     2014            2             $15.50           13%             82%               12%                 77%
     2015           --                 --            --             82%                --                 77%
     2016            4             $18.75           18%            100%               21%                 98%
--------------------------------------------------------------------------------------------------------------------
2017 & Beyond        4(2)      $23,211.69            0%            100%                2%                100%
--------------------------------------------------------------------------------------------------------------------

(1)   The two leases consist of property management offices that do not have any rent associated with them.

(2)   The four leases consist of four cell phone towers that are located on the roof.

      The following table presents certain information relating to the major tenants at the 333 & 555 North Point Center Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL     ANNUALIZED
                             CREDIT RATING                            ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                (FITCH/       TENANT                 UNDERWRITTEN    UNDERWRITTEN     BASE RENT        LEASE
      TENANT NAME           MOODY'S/S&P)(1)    NRSF      % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Kids II, Inc                   --/--/--        51,059       18%         $957,103          21%          $18.75       01/31/2016
Merrill Lynch                 AA-/Aa3/AA-      35,949       13%         $557,210          12%          $15.50       06/30/2014
Wells Fargo Home Mortgage     AA/Aa1/AA+       22,438        8%         $412,635           9%          $18.39       04/30/2009
Regus Business Centre          --/--/--        22,422        8%         $477,813          10%          $21.31       04/30/2011
Philip Morris USA               A/--/--        17,521        6%         $328,869           7%          $18.77       12/31/2008
Ace Mortgage Funding,          --/--/--        11,433        4%         $220,085           5%          $19.25       05/30/2008
Robert W.Baird & Co            --/--/--        11,074        4%         $228,014           5%          $20.59       01/31/2011
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        171,896       61%       $3,181,728          70%          $18.51
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Other Tenants                   Various        72,613       26%       $1,381,954          30%          $19.03         Various
Vacant Space                      NAP          37,090       13%               $0           0%           $0.00           NAP
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        281,599      100%       $4,563,682         100%          $18.66
-------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. At loan origination, the 333 & 555 North Point
Center Borrower made an initial deposit of $250,000 and monthly deposits for a period ending on April 1, 2003 to cover tenant improvements and leasing commissions. No further deposits for TI/LC are required.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The 333 & 555 North Point Center Property is
self-managed by the 333 & 555 North Point Center Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 333 & 555 North Point Center
Loan and the 333 & 555 North Point Center Property is set forth on Appendix II hereto.

                                      T-63

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - 1100 & 1101 WHITAKER ROAD
--------------------------------------------------------------------------------

                 [4 PHOTOS OF 1100 & 1101 WHITAKER ROAD OMITTED]

                                      T-64

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - 1100 & 1101 WHITAKER ROAD
--------------------------------------------------------------------------------

       [MAP INDICATING THE LOCATION OF 1100 & 1101 WHITAKER ROAD OMITTED]

                                      T-65

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - 1100 & 1101 WHITAKER ROAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                 MSMCH
ORIGINAL BALANCE:                     $28,000,000
CUT-OFF DATE BALANCE:                 $27,863,850
LOAN PURPOSE:                         Acquisition
SHADOW RATING (FITCH/S&P/DBRS):       NAP
FIRST PAYMENT DATE:                   June 7, 2007
INTEREST RATE:                        5.680%
AMORTIZATION:                         360 months
ARD:                                  NAP
HYPERAMORTIZATION:                    NAP
MATURITY DATE:                        May 7, 2017
EXPECTED MATURITY BALANCE:            $23,577,168
SPONSOR:                              Transpacific Development Company
INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Locked out until the earlier of April 23,
                                      2011 or 2 years after the REMIC
                                      "start-up" day, with U.S. Treasury
                                      defeasance thereafter. Prepayable without
                                      a premium from and after March 7, 2017.

LOAN PER SF:                          $35.10

UP-FRONT RESERVES:                    None

ONGOING RESERVES:                     TI/LC:      Springing

LOCKBOX:                              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:               Single Asset
PROPERTY TYPE:                        Industrial
PROPERTY SUB-TYPE:                    Warehouse
LOCATION:                             Plainfield, IN
YEAR BUILT/RENOVATED:                 1996, 1998 / NAP
PERCENT LEASED(1):                    100.0%
SQUARE FOOTAGE:                       793,756
THE COLLATERAL:                       Bulk warehouse and distribution building

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Transpacific Development Company

3RD MOST RECENT NOI (AS OF):          NAP
2ND MOST RECENT NOI (AS OF):          NAP
MOST RECENT NOI (AS OF):              NAP
U/W NET OP. INCOME:                   $2,454,744
U/W NET CASH FLOW:                    $2,216,617
U/W OCCUPANCY:                        95%
APPRAISED VALUE:                      $37,600,000
CUT-OFF DATE LTV:                     74.1%
MATURITY DATE LTV:                    62.7%
DSCR:                                 1.14x
POST IO DSCR:                         NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated October 1, 2007.

THE 1100 & 1101 WHITAKER ROAD LOAN.

      THE LOAN. The tenth largest loan (the "1100 & 1101 Whitaker Road Loan") as evidenced by the Promissory Note is secured by a first priority fee Mortgage,
Assignment of Leases and Rents, Security Agreement and Fixture Filing
encumbering the 793,756 square foot bulk warehouse and distribution building known as 1100 & 1101 Whitaker Road, located in Plainfield, Indiana (the "1100 &
1101 Whitaker Road Property"). The 1100 & 1101 Whitaker Road Loan was originated on April 23, 2007 by or on behalf of Morgan Stanley Mortgage Capital Holdings
LLC.

      THE BORROWER. The borrower is Curci Plainfield Indiana LLC, a Delaware limited liability company (the "1100 & 1101 Whitaker Road Borrower") that owns no material asset other than the 1100 & 1101 Whitaker Road Property and related interests. The 1100 & 1101 Whitaker Road Borrower is a subsidiary of
Transpacific Development Company, the sponsor of the 1100 & 1101 Whitaker Road
Loan. Transpacific Development Company is a independent commercial real estate company that has developed or acquired more than 18,500,000 square feet of investment-grade properties. Transpacific Development Company was founded and is controlled by Shurl Curci, who has developed large scale, multi-use properties and single-building trophy properties.

      THE PROPERTY. The 1100 & 1101 Whitaker Road Property is located in
Plainfield, Indiana, at 1100 & 1101 Whitaker Road. The 1100 & 1101 Whitaker Road
Property is located two miles away from the Indianapolis International Airport and is part of the Plainfield Business Park, a 1,000 plus acre master planned distribution park. The two buildings comprising the 1100 & 1101 Whitaker Road
Property were originally constructed in 1996 and 1998 and are 414,424 and
379,332 square feet, respectively. Each 1100 & 1101 Whitaker Road Property consists of a bulk warehouse and distribution building with a small office area.
The 1100 & 1101 Whitaker Road Property is situated on approximately 33.99 acres and includes 225 parking spaces.

                                      T-66

      The following table presents certain information relating to the lease rollover at the 1100 & 1101 Whitaker Road Property:

------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE

                                                                                                  CUMULATIVE % OF
                              AVERAGE                                            % OF TOTAL            TOTAL
                 # OF       UNDERWRITTEN                                     UNDERWRITTEN BASE   UNDERWRITTEN BASE
                LEASES    BASE RENT PER SF   % OF TOTAL SF   CUMULATIVE %     RENTAL REVENUES     RENTAL REVENUES
    YEAR        ROLLING       ROLLING           ROLLING      OF SF ROLLING        ROLLING             ROLLING
------------------------------------------------------------------------------------------------------------------

   Vacant         --              --               --              --                 --                  --
    2007          --              --               --              --                 --                  --
    2008          --              --               --              --                 --                  --
    2009          --              --               --              --                 --                  --
    2010          --              --               --              --                 --                  --
    2011          --              --               --              --                 --                  --
    2012           1           $3.20              52%             52%                50%                 50%
    2013           1           $3.56              48%            100%                50%                100%
    2014          --              --               --            100%                 --                100%
    2015          --              --               --            100%                 --                100%
    2016          --              --               --            100%                 --                100%
------------------------------------------------------------------------------------------------------------------
2017 & Beyond     --              --               --            100%                 --                100%
------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the 1100 & 1101 Whitaker Road Property:

----------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF TOTAL     ANNUALIZED
                          CREDIT RATING                           ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             (FITCH/       TENANT                UNDERWRITTEN    UNDERWRITTEN    BASE RENT         LEASE
      TENANT NAME         MOODY'S/S&P)      NRSF     % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

Ozburn-Hessey Logistics     --/--/--      793,756      100%       $2,677,279         100%          $3.37       05/31/2012(1)
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    793,756      100%       $2,677,279         100%          $3.37
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP              0        0%               $0           0%          $0.00            NAP
----------------------------------------------------------------------------------------------------------------------------
Vacant Space                   NAP              0        0%               $0           0%          $0.00            NAP
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                    793,756      100%       $2,677,279         100%          $3.37
----------------------------------------------------------------------------------------------------------------------------

(1)   414,424 square feet expires on May 31, 2012 and 379,332 square feet expires on October 31, 2013.

      ESCROWS AND RESERVES. Commencing on the monthly payment date occurring ten months prior to the earliest expiration of any of the Ozburn-Hessey Leases (or the earliest expiration of any extensions thereof), the 1100 & 1101 Whitaker
Road Borrower is required to deposit all gross revenue remaining after payment of monthly debt service and monthly budgeted operating expenses into a reserve account to be used for tenant improvements and leasing commissions, until the amount deposited reaches $200,000, provided no event of default exists and DSCR is at least 1.20x. No additional monthly payments are required once the amount in the reserve fund reaches this cap. As an alternative to such deposits, the
1100 & 1101 Whitaker Road Borrower may deliver to lender (i) a guaranty by Shurl
Curci of payment of such tenant improvements and leasing commissions, in an amount not to exceed $200,000, or (ii) a letter of credit in the amount of
$200,000.

      PROPERTY MANAGEMENT. The 1100 & 1101 Whitaker Road Property is managed by
Transpacific Development Company, which is the 1100 & 1101 Whitaker Road Loan's sponsor. The management agreement is subordinate to the 1100 & 1101 Whitaker
Road Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 1100 & 1101 Whitaker Road
Loan and the 1100 & 1101 Whitaker Road Property is set forth on Appendix II hereto.

                                      T-67

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the "Statement Regarding Assumptions and
Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets, remittance reports and trustee statements).
Models used in any analysis may be proprietary; the results, therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates that either Bear Stearns or Morgan Stanley have supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns, Morgan Stanley or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns or
Morgan Stanley assign or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns, Morgan Stanley and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Bear Stearns or Morgan Stanley is acting as principal in transactions with you, and, accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns and Morgan Stanley shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision.